                                                                   EXHIBIT 10.48

                                                                  EXECUTION COPY





--------------------------------------------------------------------------------


                      GENERAL CABLE CAPITAL FUNDING, INC.,
                                   as Company


                         GENERAL CABLE INDUSTRIES, INC.
                               as Master Servicer

                                       and

                            THE CHASE MANHATTAN BANK
                                   as Trustee

                            -----------------------

                         GENERAL CABLE 2001 MASTER TRUST

                            -----------------------

                            SERIES 2001-1 SUPPLEMENT

                                       to

                     Master Pooling and Servicing Agreement

                            -----------------------

                             DATED AS OF MAY 9, 2001



 ------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
ARTICLE I   DEFINITIONS......................................................................1
        Section 1.1.   Definitions...........................................................1
        Section 1.2.   Other Definitional Provisions........................................13

ARTICLE II   DESIGNATION OF CERTIFICATES; PURCHASE AND SALE OF THE
        TERM CERTIFICATES...................................................................14
        Section 2.1.   Designation..........................................................14
        Section 2.2.   The Series 2001-1 Certificates.......................................14
        Section 2.3.   Delivery.............................................................15
        Section 2.4.   Restrictions on Transfer.............................................16
        Section 2.5.   Application of Proceeds..............................................25
        Section 2.6.   Procedure for Decreasing the Invested Amount.........................25
        Section 2.7.   Sale of Additional Term Certificates.................................26

ARTICLE III   ARTICLE III OF THE AGREEMENT..................................................27
        Section 3.2.   Establishment of Trust Accounts......................................27
        Section 3.3.   Daily Allocations. ..................................................29
        Section 3.4.   Determination of Interest............................................30
        Section 3.5.   Determination of Series 2001-1 Monthly Principal.....................32
        Section 3.6.   Interest Applications and Other Distributions........................33
        Section 3.7    Taxes................................................................35

ARTICLE IV   DISTRIBUTIONS AND REPORTS......................................................35
        Section 4.1.   Distributions........................................................35
        Section 4.2.   Statements and Notices...............................................36
        Section 4.3.   Notice Procedures....................................................37

ARTICLE V   ADDITIONAL EARLY AMORTIZATION EVENTS............................................37
        Section 5.1.   Additional Early Amortization Events.................................39

ARTICLE VI   SERVICING FEE..................................................................40
        Section 6.1.   Servicing Compensation...............................................40

ARTICLE VII COVENANTS, REPRESENTATIONS AND WARRANTIES.......................................40
        Section 7.1.   Representations and Warranties of the Company and the Master
                       Servicer.............................................................40
        Section 7.2.   Covenants of the Company.............................................40
        Section 7.3.   Covenants of the Master Servicer.....................................41
        Section 7.4.   Covenant of the Trustee..............................................41
ARTICLE VIII   MISCELLANEOUS................................................................41
        Section 8.1.   Ratification of Agreement............................................41
        Section 8.2.   Governing Law........................................................41
        Section 8.3.   Further Assurances...................................................41

        Section 8.4.   No Waiver; Cumulative Remedies.......................................42
        Section 8.5.   Amendments...........................................................42
        Section 8.6.   Severability.........................................................42
        Section 8.7.   Notices..............................................................42
        Section 8.8.   Counterparts.........................................................43
        Section 8.9.   Limitation on Addition and Termination of Sellers....................43

ARTICLE IX   FINAL DISTRIBUTIONS............................................................44
        Section 9.1.   Certain Distributions................................................44

                                   SCHEDULES

        Schedule 1     Trust Accounts


                                           EXHIBITS
        Exhibit A      Form of Class A Certificate, Series 2001-1
        Exhibit B      Form of Class B Certificate, Series 2001-1
        Exhibit C      Form of Subordinated Company Certificate, Series 2001-1
        Exhibit D      Form of Daily Report
        Exhibit E      Form of Monthly Settlement Statement
        Exhibit F-1    Form of Class B Transferee Letter
        Exhibit F-2    Form of Class B Transferor Letter
        Exhibit G      Reserved
        Exhibit H      Reserved
        Exhibit I      - Form of Certificate for Exchange or Transfer from Temporary
                       Regulation S Global Certificate to Permanent Regulation S Global
                       Certificate
        Exhibit J      Form of Euroclear and Clearstream Banking Certificate

        SERIES 2001-1 SUPPLEMENT, dated as of May 9, 2001 (this "Supplement"), among GENERAL CABLE CAPITAL FUNDING, INC., a Delaware corporation (the "Company"), GENERAL CABLE INDUSTRIES, INC. ("Parent"), a Delaware corporation, as master servicer (the "Master Servicer"), and THE CHASE MANHATTAN BANK, as Trustee (the "Trustee") under the Agreement (as hereinafter defined).

                                   BACKGROUND

        A.    The Master Pooling and Servicing Agreement dated as of
May 9, 2001, as amended, supplemented or otherwise modified (the "Agreement") provides, among other things, that the Company, the Master Servicer and the Trustee may at any time and from time to time enter into supplements to the Agreement for the purpose of authorizing the issuance, on behalf of the Trust, by the Company for execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates.

        B. The Company, the Master Servicer and the Trustee wish to supplement the Agreement as hereinafter set forth to specify the Principal Terms of Series 2001-1.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

        SECTION 1.1. DEFINITIONS. (a) Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 of the Agreement. The following words and phrases shall have the following meanings with respect to Series 2001-1:

               "Carrying Cost Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (a) 2.00 times Days Sales Outstanding as of such day multiplied by (b) (i) 1.50 times the Discount Rate as of such day, divided by (ii) 360.

               "Change in Control" shall mean the occurrence of any event the result of which causes the Company not to be a direct, wholly-owned Subsidiary of Parent.

               "Class A Additional Interest" shall have the meaning assigned in subsection 3.4(b)(i).

               "Class A Adjusted Invested Amount" shall mean, on any date of determination, the Class A Invested Amount minus the amount on deposit in the Series 2001-1 Principal Collection Sub-subaccount.

               "Class A Certificate" shall mean a Class A Certificate, Series 2001-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

               "Class A Certificateholder" shall mean each Certificateholder of a Class A Certificate.

               "Class A Certificate Rate" shall mean, (a) in the case of the Class A Certificates issued on the Issuance Date, with respect to (i) the initial Accrual Period, 4.78% per annum, and (ii) any Accrual Period thereafter, One-Month LIBOR for such Accrual Period plus 0.43% per annum and (b) in the case of any Class A Certificates issued on any Subsequent Issuance Date, the interest rate (including any applicable margin) established in respect of such Class A Certificates.

               "Class A Interest Distributable Amount" shall have the meaning specified in Section 3.6(a)(i) hereof.

               "Class A Initial Invested Amount" shall mean $130,000,000.

               "Class A Interest Shortfall" shall have the meaning assigned in subsection 3.4(b)(i).

               "Class A Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Class A Initial Invested Amount (plus the Initial Invested Amount of any Class A Certificate issued subsequent to the Issuance Date) minus (ii) the aggregate amount of distributions to the Class A Certificateholders (including the holders of any such subsequently issued Class A Certificates) made in respect of principal on or prior to such date minus (iii) the aggregate Series 2001-1 Allocable Charged-Off Amount applied to the Class A Certificates on or prior to such date pursuant to subsection 3.5(b)(iii) plus (iv) (but only to the extent of any unreimbursed reductions made pursuant to clause (iii) above) the aggregate Series 2001-1 Allocable Recoveries Amount applied to the Class A Certificates on or prior to such date pursuant to subsection 3.5(c)(i).

               "Class A Monthly Interest" shall have the meaning assigned in subsection 3.4(a)(i).

               "Class A 144A Global Certificate" shall mean a Class A Certificate in global form.

               "Class A Ratio" shall mean, on any date of determination with respect to Class A

        Certificates, the greater of: (i) the sum of the Loss Reserve Ratio plus the Dilution Reserve Ratio and (ii) the Minimum Ratio, in each case applicable to Class A Certificates.

               "Class B Additional Interest" shall have the meaning assigned in subsection 3.4(b)(ii).

               "Class B Adjusted Invested Amount" shall mean, on any date of determination, the Class B Invested Amount minus the excess, if any, of the amount on deposit on such date in the Series 2001-1 Principal Collection Sub-subaccount over the Class A Invested Amount.

               "Class B Certificate" shall mean a Class B Certificate, Series 2001-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B.

               "Class B Certificateholder" shall mean each Certificateholder of a Class B Certificate.

               "Class B Certificate Rate" shall mean, (a) in the case of the Class B Certificates issued on the Issuance Date, with respect to (i) the initial Accrual Period, 6.10% per annum, and (ii) any Accrual Period thereafter, One-Month LIBOR for such Accrual Period plus 1.75% per annum and (b) in the case of any Class B Certificates issued on any Subsequent Issuance Date, the interest rate (including any applicable margin) established in respect of such Class B Certificates.

               "Class B Initial Invested Amount" shall mean $15,000,000.

               "Class B Interest Shortfall" shall have the meaning assigned in subsection 3.4(b)(ii).

               "Class B Interest Distributable Amount" shall have the meaning specified in 3.6(a)(ii) hereof.

               "Class B Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Class B Initial Invested Amount (plus the Initial Invested Amount of any Class B Certificates issued subsequent to the Issuance Date) minus (ii) the aggregate amount of distributions to the Class B Certificateholders (including the holders of any such subsequently issued Class B Certificates) made in respect of principal on or prior to such date minus (iii) the aggregate Series 2001-1 Allocable Charged-Off Amount applied to the Class B Certificates on or prior to such date pursuant to subsection 3.5(b)(ii) plus (iv) (but only to the extent of any unreimbursed reductions made pursuant to clause (iii) above) the aggregate Series 2001-1 Allocable Recoveries Amount applied to the Class B Certificates on or prior to such date pursuant to subsection 3.5(c)(ii).

               "Class B Monthly Interest" shall have the meaning assigned in subsection 3.4(a)(ii).

               "Class B Ratio" shall mean, on any date of determination with respect to Class B Certificates, the greater of: (i) the sum of the Loss Reserve Ratio plus the Dilution Reserve Ratio and (ii) the Minimum Ratio, in each case applicable to Class B Certificates.

               "Controlling Class" means the Class A Certificates so long as the Class A Certificates are outstanding, and thereafter, the Class B Certificates so long as the Class B Certificates are outstanding.

               "Daily Report" shall mean a report prepared by the Master Servicer on each Business Day for the period specified therein, in substantially the form of Exhibit D.

               "Days Sales Outstanding" shall mean, as of any Settlement Report Date and continuing until the next Settlement Report Date, the number of days equal to the product of (a) 91 multiplied by (b) the amount obtained by dividing (i) the aggregate Principal Amount of Receivables as at the last day of the Settlement Period immediately preceding such earlier Settlement Report Date, by (ii) aggregate Principal Amount of Receivables originated by the Sellers and purchased by the Company for the three Settlement Periods immediately preceding such earlier Settlement Report Date.

               "Depository" shall mean The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

               "Depository Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

               "Dilution Horizon Factor" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the quotient (expressed as a percentage) of: (i) the aggregate Principal Amount of Receivables which were originated by the Sellers and purchased by the Company during the seventy-two (72) day period ending on the last day of the Settlement Period preceding such Settlement Report Date divided by (ii) the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such Settlement Report Date.

               "Dilution Ratio" shall mean, as of the last day of each Settlement Period, an amount (expressed as a percentage) equal to the aggregate amount of Dilution Adjustments, minus the SQCs (Special Quantity Considerations) for such Settlement Period divided by the aggregate Principal Amount of Receivables which were originated by the Sellers and purchased by the Company during the second preceding Settlement Period.

               "Dilution Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated for the Class A and Class B Certificates, as the case may be, as follows:

               DRR =      [(a * b) + [(c-b) * (c/b)]] * d +[(SQCR * e)]

        Where:

               DRR =      Dilution Reserve Ratio;

               a = with respect to Class A Certificates, 2.5, with respect to Class B Certificates, 1.5;

               b = the average of the Dilution Ratio during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

               c = the highest Dilution Ratio for any Settlement Period during the period of twelve consecutive Settlement
                          Periods ending prior to such earlier Settlement Report
                          Date;

               d =        the Dilution Horizon Factor;

               e = 1.0 or, if the SQC reserve has been understated by greater than 5%, 2.0 for each of the 12 months following such understatement; and

               SQCR = the SQC reserve equal to the then accrued reserve amount maintained by General Cable Industries, Inc.
                          (and each other Seller, if any), on account of SQCs, as determined by the Master Servicer, divided by the Aggregate Receivables Amount.


               "Discount Rate" shall mean, as of any date of determination, the sum of (a) the weighted average Class A Certificate Rate and Class B Certificate Rate with respect to the outstanding Class A and Class B Certificates, respectively, as of the end of the Settlement Period immediately preceding the most recent Settlement Report Date and (b) an amount equal to (i) the aggregate amount of fees and expenses (other than the Servicing Fee and Program Costs) accrued with respect to the outstanding Term Certificates during the Settlement Period immediately preceding the most recent Settlement Report Date divided by (ii) the average daily Series 2001-1 Invested Amount during such Settlement Period.

               "Distribution Compliance Period" shall have the meaning set forth in Rule 902 of Regulation S.

               "Early Amortization Event" shall have the meanings assigned in
        Section 5.1 of this Supplement and Section 7.1 of the Agreement.

               "Early Amortization Period" shall have the meaning assigned in
        Section 5.1 of this Supplement and Section 7.1 of the Agreement.

               "ERISA Entity" shall mean (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) or a plan which is subject to Title I of ERISA, including, without limitation, a governmental plan which is subject to any federal, state or local law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Internal Revenue Code, (ii) any plan subject to Section 4975 of the Internal Revenue Code, or (iii) any other entity that is a "benefit plan investor" within the meaning of Department of Labor regulation Section 2510.3-101(f)(2).

               "Initial Issuance Date" shall mean May 9, 2001.

               "Initial Purchasers" shall mean Banc One Capital Markets, Inc. and Chase Securities Inc., who are purchasing the Term Certificates on the Initial Issuance Date pursuant to the Purchase Agreement.

               "Invested Percentage" shall mean, with respect to any Business Day (i) during the Series 2001-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 2001-1 Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (ii) during the Series 2001-1 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 2001-1 Allocated Receivables Amount as of the end of the last Business Day of the Series 2001-1 Revolving Period (provided that if during the Series 2001-1 Amortization Period, a period other than the revolving period of any other Outstanding Series ends then, the numerator shall be the Series 2001-1 Allocated Receivables Amount as of the end of the Business Day on such date) and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the Business Day on such date and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

               "Issuance Date" shall mean the Initial Issuance Date and any Subsequent Issuance Date.

               "Loss Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated for the Class A or the Class B Certificates, as the case may be, as follows:

               LRR = [(a * b)/c] * d

        Where:

               LRR = Loss Reserve Ratio;

               a = the aggregate Principal Amount of Receivables originated by the Sellers during the period immediately preceding such earlier Settlement Report
                          Date consisting of 3 Settlement Periods plus the number of days resulting from subtracting 30 from the weighted average term to maturity of the Receivables, as determined by the Master Servicer ;

               b = the highest three-month rolling average of the Sales-Based Default Ratio that occurred during the period of twelve consecutive Settlement Periods preceding such earlier Settlement Report Date;

               c = the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such earlier Settlement
                          Report Date; and

               d = with respect to Class A Certificates, 2.5, with respect to Class B Certificates, 1.5.

               "Minimum Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated for Class A or Class B Certificates, as the case may be, as follows:

               MR =       (a * b) + c

        Where:

               MR =        Minimum Ratio;

               a = the average of the Dilution Ratio during the period of the twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

               b =        the Dilution Horizon Factor; and

               c = with respect to the Class A Certificates, 22.5%, with respect to the Class B Certificates, 14.5%.

               "Monthly Expense Amount" shall mean, for each Business Day during a

        Settlement Period, the sum of (i) the Series 2001-1 Interest Distributable Amount due and payable on the related Distribution Date or if such amount is not yet determinable, a good faith estimate by the Master Servicer, but in no event less than the Series 2001-1 Interest Distributable Amount for the Distribution Date for the Settlement Period immediately preceding such Settlement Period, (ii) the portion of the Servicing Fees due and payable on the related Distribution Date pursuant to Section 3.6(b)(i) and (iii) all Program Costs due and payable on the related Distribution Date pursuant to Section 3.6(b)(i).

               "Non-U.S. Certificate" shall have the meaning assigned in subsection 2.4(h).

               "Offering Memorandum" shall mean the final offering memorandum relating to the Term Certificates dated May 4, 2001, including any exhibits thereto, and each as amended or supplemented.

               "One-Month LIBOR" shall mean for any Accrual Period after the initial Accrual Period, the rate per annum, as determined by the Trustee, which is the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for Dollar deposits having a maturity of one month commencing on the first day of such Accrual Period that appears on the Bloomberg British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 a.m., London time, on the second full Business Day prior to such date; provided, however, that if there shall at any time no longer exist a Bloomberg British Bankers Assoc. Interest Settlement Rates Page, "One-Month LIBOR" shall mean with respect to each day during each Accrual Period, the rate per annum equal to the rate at which The Chase Manhattan Bank is offered Dollar deposits at or about 10:00 a.m., New York City time, two Business Days prior to the beginning of such Accrual Period in the interbank eurodollar market for delivery on the first day of such Accrual Period for one month and in a principal amount equal to an amount of not less than $1,000,000. "Bloomberg British Bankers Assoc. Interest Settlement Rates Page" shall mean the display designated as Page 3750 on the Telerate Service (or such other page as may replace such page or such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

               "Optional Repurchase Percentage" shall mean 10% of the Series 2001-1 Initial Invested Amount.

               "Other Trust Assets" shall have the meaning assigned in subsection 5.1(i).

               "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

               "Permanent Regulation S Global Certificate" shall have the meaning assigned in subsection 2.4(g).

               "Program Costs" shall mean, for any Business Day, the sum of (a) the product of (i) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of any issuance of the Term Certificates) on such Business Day and (ii) a fraction, the numerator of which is the Series 2001-1 Invested Amount on such Business Day and the denominator of which is the Aggregate Invested Amount on such Business Day, and (b) all unpaid fees and expenses due and payable to Rating Agencies rating the Term Certificates; provided, however, that the amount of Program Costs accrued for and paid in any calendar year shall not exceed $100,000 in the aggregate in any fiscal year of the Master Servicer.

               "PTP" shall have the meaning assigned in subsection 2.4(e).

               "Purchase Agreement" shall mean the agreement to be entered into on the Issuance Date among the Company, Parent and the Initial Purchasers pursuant to which the Company agrees to sell, and such Initial Purchasers agree to purchase, the principal amounts and Class of Term Certificates set forth therein.

               "Qualified Institutional Buyer" has the meaning ascribed to such term in Rule 144A under the Securities Act.

               "Rating Agency" shall mean S&P and/or Moody's, as the context may require.

               "Record Date" shall mean, with respect to any Distribution Date, the last day of each month.

               "Reduction" shall have the meaning assigned in subsection 2.6.

               "Reduction Amount" shall have the meaning assigned in subsection 2.6.

               "Reduction Threshold" shall mean, at any date of determination, $30,000,000.

               "Regulation S" shall mean Regulation S under the Securities Act.

               "Regulation S Certificate" shall have the meaning assigned in subsection 2.4(f).

               "Regulation S Global Certificate" shall mean the Temporary Regulation S Global Certificate and/or the Permanent Regulation S Global Certificate, as the context may require.

               "Release Date" shall have the meaning assigned in subsection 2.4(f).

               "Sales-Based Default Ratio" shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which shall be the sum of (a) the aggregate unpaid Principal Amount of Receivables that were unpaid for 91-120 days after their due date and (b) the aggregate unpaid Principal Amount of Receivables which were charged off as uncollectible during such Settlement Period prior to the day which is 91-120 days after their due date, and the denominator of which shall be the aggregate Principal Amount of Receivables originated by the Sellers during the fourth preceding Settlement Period.

               "Scheduled Revolving Termination Date" shall mean the last day of the Settlement Period ending April 2006.

               "Series 2001-1" shall mean Series 2001-1, the Principal Terms of which are set forth in this Supplement.

               "Series 2001-1 Accrued Interest Sub-subaccount" shall have the meaning assigned in subsection 3.2(a)(ii).

               "Series 2001-1 Adjusted Invested Amount" shall mean, as of any date of determination, (i) the Series 2001-1 Invested Amount on such date, minus (ii) the amount on deposit in the Series 2001-1 Principal Collection Sub-subaccount on such date.

               "Series 2001-1 Allocable Charged-Off Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Charged-Off Amount", if any, which has been allocated to Series 2001-1.

               "Series 2001-1 Allocable Recoveries Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Recoveries Amount", if any, which has been allocated to Series 2001-1.

               "Series 2001-1 Allocated Receivables Amount" shall mean, on any date of determination, the lower of (i) the Series 2001-1 Target Receivables Amount on such date and (ii)(A) the Aggregate Receivables Amount on such date times (B) the percentage equivalent of a fraction the numerator of which is the Series 2001-1 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such date.

               "Series 2001-1 Amortization Period" shall mean the period commencing on the earlier to occur of (i) the date on which an Early Amortization Period is declared to commence or automatically commences and (ii) the first day after the Scheduled Revolving Termination Date and ending on the earlier of: (x) the date when the Series 2001-1 Invested Amount shall have been reduced to zero and all accrued interest on the Term Certificates shall have been paid in full and (y) the Series 2001-1 Termination Date.

               "Series 2001-1 Certificateholders' Interest" shall have the meaning assigned in subsection 2.2(a).

               "Series 2001-1 Certificates" shall mean, collectively, those Certificates designated as the Class A Certificates, the Class B Certificates and the Series 2001-1 Subordinated Certificate.

               "Series 2001-1 Collection Subaccount" shall have the meaning assigned in subsection 3.2(a)(i).

               "Series 2001-1 Initial Invested Amount" shall mean, the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount.

               "Series 2001-1 Invested Amount" shall mean, the sum of the Class A Invested Amount and the Class B Invested Amount.

               "Series 2001-1 Interest Distributable Amount" shall have the meaning specified in Section 3.6(a)(ii) hereof.

               "Series 2001-1 Monthly Interest" shall mean, the sum of the Class A Monthly Interest and the Class B Monthly Interest.

               "Series 2001-1 Monthly Principal Payment" shall have the meaning assigned in Section 3.5.

               "Series 2001-1 Monthly Servicing Fee" shall have the meaning assigned in Section 6.1.

               "Series 2001-1 Non-Principal Collection Sub-subaccount" shall have the meaning assigned in subsection 3.2(a)(ii).

               "Series 2001-1 Principal Collection Sub-subaccount" shall have the meaning assigned in subsection 3.2(a)(ii).

               "Series 2001-1 Required Reserves" shall mean (x) on any date of determination during the Series 2001-1 Revolving Period, an amount equal to the sum of:

                          (a) an amount equal to the greater of (i) the
               difference between (A) the product of (1) the Class A Adjusted Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (2) a fraction, the numerator of which is the Class A Ratio, and the denominator of which is one minus the Class A Ratio, and (B) the Class B Adjusted Invested Amount, and (ii) the product of (1) the Series 2001-1 Adjusted Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (2) a fraction, the numerator of which is the Class B Ratio and the denominator of which is one minus the Class B Ratio;

                          (b) the product of (i) the Series 2001-1 Invested
               Amount on such day (after giving effect to any increase or decrease thereof on such day) and (ii) a fraction, the numerator of which is the Carrying Cost Reserve Ratio, and the denominator of which is one minus the Class A Ratio; and

                          (c) the product of (i) the aggregate Principal Amount
               of Receivables in the Trust on such day, (ii) a fraction, the numerator of which is the Series 2001-1 Invested Amount on such day (after giving effect to any increase or decrease thereof on such day), and the denominator of which is the Aggregate Invested Amount on such day, and (iii) a fraction, the numerator of which is the Servicing Reserve Ratio, and the denominator of which is one minus the Class A Ratio;

        and (y) on any date of determination during the Series 2001-1 Amortization Period, an amount equal to the Series 2001-1 Required Reserves on the last Business Day of the Series 2001-1 Revolving Period; provided, in the case of this clause (y), that such amount shall be adjusted on each Special Allocation Settlement Report Date, if any, to the extent required as set forth in Section 3.5(b)(i) and Section 3.5(c)(iii).

               "Series 2001-1 Revolving Period" shall mean the period commencing on the Issuance Date and terminating on the earliest to occur of the close of business on (i) the day immediately preceding the date on which an Early Amortization Period is declared to commence or automatically commences and (ii) the Scheduled Revolving Termination Date.

               "Series 2001-1 Subordinated Certificate" shall mean the Subordinated Company Certificate, Series 2001-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C.

               "Series 2001-1 Target Receivables Amount" shall mean, on any date of determination, the sum of (i) the Series 2001-1 Adjusted Invested Amount on such date and (ii) the Series 2001-1 Required Reserves on such date.

               "Series 2001-1 Termination Date" shall mean the Distribution Date that occurs in April 2007.

               "Servicing Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) the Servicing Fee Percentage and (B) 2.0 times Days Sales Outstanding as of such earlier Settlement Report Date divided by (ii) 360.

               "Special Distribution Date" shall have the meaning assigned in subsection 2.6.

               "SQC" Special Quantity Considerations, i.e., the rebate programs effected in accordance with the Policies which are tied to sales volume on a quarterly or annual basis.

               "Subordinated Interest" shall have the meaning specified in subsection 2.2(b).

               "Subordinated Company Certificate" means the Series 2001-1 Subordinated Certificate.

               "Subsequent Issuance Date" shall mean each Distribution Date, if any, on which the Trustee issues additional Class A or Class B Certificates pursuant to Section 2.7.

               "Temporary Regulation S Global Certificate" shall have the meaning specified in subsection 2.4(b)(v).

               "10% Seller" shall mean any Seller that originated Receivables during the previous three months which constituted 10% or more of the Receivables of all Sellers originated during such period.

               "Term Certificateholders" shall mean, collectively, the Class A Certificateholders and Class B Certificateholders.

               "Term Certificates" shall mean, collectively, those Certificates designated as the Class A Certificates and Class B Certificates.

               "Trust Accounts" shall have the meaning assigned in subsection 3.2(a)(iii).

               "VFC" shall mean the Class A Certificates, Series 2001-VFC, and the Subordinated Company Certificate, Series 2001-VFC, each issued pursuant to the VFC Supplement.

               "VFC Supplement" shall mean the Supplement relating to the VFC.

        SECTION 1.2.  OTHER DEFINITIONAL PROVISIONS.

               (a) All terms defined in this Supplement or the Agreement shall have the defined meanings when used in any certificates or other documents made or delivered pursuant hereto unless otherwise defined therein.

               (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

               (c) The words "hereof", "herein" and "hereunder" and words or similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; and Section, subsection, Schedule and Exhibit references contained in this Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Supplement unless otherwise specified.

               (d) The definitions contained in Section 1.1 are applicable to the singular as well as the plural forms of such terms and the masculine, the feminine and the neuter genders of such terms.

               (e) Where reference is made in this Supplement or the Agreement to the principal amount of Receivables, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Principal Amount (as such term is defined in Section 1.1) of such Receivables.

               (f) Any reference herein or in any other Transaction Document to a provision of the Internal Revenue Code, UCC or ERISA shall be deemed a reference to any successor provision thereto.

               (g) All references herein to any agreement or instrument shall be deemed references to such agreement or instrument as amended or modified from time to time, subject to compliance with any restrictions herein on the amendment or modification of such agreement or instrument.


                                   ARTICLE II

                          DESIGNATION OF CERTIFICATES;
                   PURCHASE AND SALE OF THE TERM CERTIFICATES

        SECTION 2.1. DESIGNATION. The Certificates created and authorized pursuant to the Agreement and this Supplement (the "Series 2001-1 Certificates") shall be divided into three classes, which shall be designated respectively as
(a) the "Class A Certificates, Series 2001-1," (b) the "Class B Certificates, Series 2001-1" and (c) "Subordinated Company Certificate, Series 2001-1".

        SECTION 2.2.  THE SERIES 2001-1 CERTIFICATES.

               (a) The Term Certificates shall represent fractional undivided interests in the Trust, including the right to receive distributions from: (i) the Invested Percentage of Collections received with respect to the Receivables and of all other funds on deposit in the Collection Account (other than the Series Collection Subaccounts), and (ii) all other funds on deposit in the Series 2001- 1 Collection Subaccounts and any subaccounts thereof (collectively, the "Series 2001-1 Certificateholders' Interest").

               (b) The Series 2001-1 Subordinated Certificate shall represent a fractional undivided interest in the Trust, including the right to receive Collections with respect to the Receivables allocated to the Series 2001-1 Certificateholders' Interest and not required to be distributed to or for the benefit of the Term Certificateholders (the "Subordinated Interest"). The Exchangeable Company Certificate and any other Series of Investor Certificates outstanding shall represent the interest in the remainder of the Trust not allocated to the Series 2001-1 Certificateholders' Interest or the Subordinated Interest.

               (c) The Term Certificates shall be issued in registered form in substantially the forms of Exhibits A and B, respectively; provided, that in the case of any additional Term Certificates issued pursuant to Section 2.7, such Certificates may be modified to reflect that they are being issued on a Subsequent Issuance Date, rather than on the Initial Issuance Date. The Series 2001-1 Subordinated Certificate shall be issued in registered form in substantially the form of Exhibit C. The Series 2001-1 Certificates shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 2.3 hereof and Section 5.2 of the Agreement.

        SECTION 2.3.  DELIVERY.

               (a) On the Initial Issuance Date, the Company shall sign, on behalf of the Trust, and shall direct the Trustee in writing pursuant to Section
5.2 of the Agreement to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate (i) subject to the provisions set forth in subsections 2.3(b) and (c), the Class A and Class B Certificates in such names and such denominations and deliver such Certificates in accordance with the Company's written directions, and (ii) a Series 2001-1 Subordinated Certificate in accordance with such directions of the Company and deliver such Series 2001-1 Subordinated Certificate to the Company as the holder thereof. Class A Certificates shall be issued in minimum denominations of $250,000 and in integral multiples of $50,000 in excess thereof. Class B Certificates shall be issued in minimum denominations of $500,000 and in integral multiples of $100,000 in excess thereof.

               (b) Except with respect to any Class A Certificates purchased on an Issuance Date by an entity described in 2.4(a)(ii), which will be issued in the form of Definitive Certificates, the Class A Certificates initially shall be issued in the form of one or more global Certificates, representing the Book-Entry Certificates, to be delivered to the Depository. Except as provided in Section 5.13 of the Agreement or Section 2.4 of this Supplement, such Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Book-Entry Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository and by Section 2.4; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of such Book-Entry Certificateholders of such Book-Entry Certificates for purposes of exercising the rights of such Book-Entry Certificateholders under the Agreement and this Supplement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Book-Entry Certificateholders; and (v) the Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Book-Entry Certificateholders.

               All transfers by Book-Entry Certificateholders of interests in Class A Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Book-Entry Certificateholders, and, notwithstanding any other provision herein to the contrary, the Trustee shall have no responsibility with respect to any such transfers (except as set forth in subsection 2.4(d) below). Each Depository Participant shall only transfer Term Certificates of Book-Entry Certificateholders it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures and in accordance with applicable law.

        SECTION 2.4.  RESTRICTIONS ON TRANSFER.

               (a) On the Initial Issuance Date, the Company shall sell the Term Certificates to the Initial Purchasers pursuant to the Purchase Agreement. Thereafter, the Term Certificates may not be transferred except as follows:

                     (i) with respect to Class A Certificates evidenced by Book-Entry Certificates, (A) to Qualified Institutional Buyers (including foreign Qualified Institutional Buyers) in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A thereunder, or (B) in the case of Class A Certificates, in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S, in the form of beneficial interests in the applicable Regulation S Global Certificate; and

                     (ii) with respect to Term Certificates evidenced by Definitive Certificates, to Qualified Institutional Buyers (including, except with respect to Class B Certificates, foreign Qualified Institutional Buyers) in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A thereunder.

        The Trustee shall have no obligations or duties with respect to determining whether any transfers of the Certificates are made in accordance with the Securities Act or any other Requirements of Law. With respect to Definitive Certificates, the Trustee shall enforce such transfer restrictions as are set forth in the Agreement and this Supplement.

               (b) Each purchaser (other than the Initial Purchasers) of the Term Certificates (including, without limitation, any purchaser of an interest in the Book-Entry Certificates) will be deemed to have represented and agreed as follows:

                     (i) It is (A) a Qualified Institutional Buyer as defined in Rule 144A and is acquiring the Term Certificates for its own institutional account or for the account or accounts of a Qualified Institutional Buyer, or (B) if purchasing Class A Certificates, purchasing Class A Certificates in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act;

                     (ii) It is purchasing Class A Certificates in an amount of at least U.S. $250,000 or Class B Certificates in an amount of at least U.S. $500,000 and it understands that such Certificates may be resold, pledged or otherwise transferred only in an amount of at least U.S. $250,000 (in the case of Class A Certificates) or U.S. $500,000 (in the case of Class B Certificates).

                     (iii) (1) it is not an ERISA Entity and it is not acquiring or holding any such Certificates, directly or indirectly, for or on behalf of an ERISA Entity, (2) if it is purchasing Class B Certificates, it is not, for federal income tax purposes, a partnership, trust, estate or "S corporation" (as defined in the Internal Revenue Code) or a "disregarded entity" the beneficial owner of which is any of the foregoing and (3) if it is purchasing Class B Certificates, it is a United States person (within the meaning of section 7701(a)(30) of the Internal Revenue Code);

                     (iv) It understands that the Term Certificates are being transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Term Certificates, such Term Certificates may be resold, pledged or transferred only (A) in a transaction meeting the requirements of Rule 144A to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account or accounts of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or
(B) with respect to the Class A Certificates, in accordance with Regulation S;

                     (v) If it is acquiring a Class A Certificate or any interest or participation therein in an "offshore transaction" (as defined in Regulation S), it acknowledges that such Class A Certificates initially will be represented by a global Class A Certificate (the "Temporary Regulation S Global Certificate") and that, for so long as required by Regulation S, transfers thereof or any interest or participation therein are restricted as provided in this Supplement;

                     (vi) It understands that each Term Certificate will bear a legend substantially to the following effect:

        For Book-Entry Certificates Only: "UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY
        TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR
        ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND
        ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN

        AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        For Book Entry 144A Certificates Only: INTERESTS IN THIS GLOBAL CERTIFICATE MAY ONLY BE HELD BY QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED).

        For Regulation S Temporary Certificates Only: THIS GLOBAL CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE POOLING AGREEMENT AND THE SERIES 2001-1 SUPPLEMENT REFERRED TO BELOW. NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AGREEMENT AND THE SERIES 2001-1 SUPPLEMENT.

        For Class B Certificates Only: THIS CLASS B CERTIFICATE MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED (ANY OF THE FOREGOING, A "TRANSFER") UNLESS THE TRANSFEROR AND TRANSFEREE THEREOF DELIVER LETTERS, IN THE FORMS ATTACHED TO THE SERIES 2001-1 SUPPLEMENT, TO THE EFFECT THAT (i) IN THE CASE OF THE TRANSFEROR, SUCH TRANSFEROR IS TRANSFERRING SUCH CLASS B CERTIFICATES TO SUCH TRANSFEREE, (ii) IN THE CASE OF THE TRANSFEREE, (A) SUCH TRANSFEREE IS ACQUIRING SUCH CLASS B CERTIFICATES FOR ITS OWN ACCOUNT, IS THE SOLE BENEFICIAL OWNER OF SUCH CLASS B CERTIFICATES AND WILL REMAIN THE SOLE BENEFICIAL OWNER OF SUCH CLASS B CERTIFICATES UNTIL SUCH CLASS B CERTIFICATES ARE TRANSFERRED AS PROVIDED IN THE SERIES 2001-1 SUPPLEMENT, (B) SUCH TRANSFEREE IS NOT, FOR FEDERAL INCOME TAX PURPOSES, A TRUST, ESTATE, PARTNERSHIP OR "S CORPORATION" (AS DEFINED IN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "INTERNAL REVENUE CODE")) OR A "DISREGARDED ENTITY" THE BENEFICIAL OWNER OF WHICH IS ANY OF THE FOREGOING, (C) SUCH TRANSFEREE IS A UNITED STATES PERSON (WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE), (D) EACH

        TRANSFEREE AGREES TO TREAT SUCH CLASS B CERTIFICATES FOR FEDERAL, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES AS INDEBTEDNESS OF THE COMPANY AND (E) SUCH TRANSFEREE WILL NOT GRANT A PARTICIPATION IN OR OTHERWISE SIMILARLY SUBDIVIDE ITS BENEFICIAL INTEREST IN SUCH CLASS B CERTIFICATES AND (iii) IN THE CASE OF THE TRANSFEROR AND THE TRANSFEREE, SUCH CLASS B CERTIFICATES HAVE NOT BEEN TRANSFERRED ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE) AND SUCH TRANSFER OTHERWISE CONFORMS TO THE REQUIREMENTS SET FORTH HEREIN AND IN THE SERIES 2001-1 SUPPLEMENT. FURTHER, NO TRANSFER OF A CLASS B CERTIFICATE SHALL BE EFFECTIVE IF, WITHIN FIVE BUSINESS DAYS OF ITS RECEIPT OF THE CLASS B TRANSFEROR AND TRANSFEREE LETTERS, THE TRANSFER AGENT AND REGISTRAR (AS DIRECTED BY THE COMPANY) NOTIFIES THE PURPORTED TRANSFEROR AND TRANSFEREE OF ITS REFUSAL TO RECORD SUCH TRANSFER IN ACCORDANCE WITH THE FOLLOWING SENTENCE. IF, WITHIN SUCH FIVE BUSINESS DAY PERIOD, THE COMPANY NOTIFIES THE TRANSFER AGENT AND REGISTRAR THAT THE COMPANY EITHER KNOWS OR HAS A REASONABLE GOOD FAITH BELIEF THAT ANY REPRESENTATION MADE IN EITHER SUCH LETTER WAS UNTRUE OR INACCURATE AS OF THE DATE MADE, THE TRANSFER AGENT AND REGISTRAR WILL REFUSE TO RECORD SUCH TRANSFER AND WILL IMMEDIATELY NOTIFY THE PURPORTED TRANSFEROR AND TRANSFEREE OF SUCH REFUSAL. IN ADDITION, (i) THE CLASS B CERTIFICATES MAY NOT BE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, WHICH CONSENT WILL NOT BE WITHHELD UNLESS THE COMPANY OBTAINS AN OPINION OF OUTSIDE COUNSEL TO THE EFFECT THAT, IF THE CLASS B CERTIFICATES WERE CHARACTERIZED AS EQUITY INTERESTS IN A PARTNERSHIP, THERE EXISTS A SIGNIFICANT RISK THAT SUCH TRANSFER WOULD RESULT IN SUCH PARTNERSHIP BEING TREATED AS A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION (A "PTP") AND (ii) THE COMPANY MAY, BASED UPON AN OPINION OF OUTSIDE COUNSEL, REQUIRE AS A CONDITION TO ANY TRANSFER OF A CLASS B CERTIFICATE, SUCH LETTERS FROM THE TRANSFEROR AND/OR TRANSFEREE OF A CLASS B CERTIFICATE REGARDING THE CIRCUMSTANCES OF SUCH TRANSFER AS SUCH COUNSEL BELIEVES REASONABLY NECESSARY TO INSURE THAT, IF THE CLASS B CERTIFICATES WERE CHARACTERIZED AS EQUITY INTERESTS IN A PARTNERSHIP, SUCH PARTNERSHIP WOULD NOT BE TREATED AS A PTP.

                            THE SECURITIES ACT LEGEND

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE

        SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS TERM CERTIFICATE, AGREES THAT SUCH TERM CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, AND (1) IN AN AMOUNT OF AT LEAST $250,000, IF THIS TERM CERTIFICATE IS A CLASS A CERTIFICATE AND $500,000 IF IT IS A CLASS B CERTIFICATE AND (2)(A) IN A TRANSACTION MEETING THE
        REQUIREMENTS OF RULE 144A UNDER THE ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (INCLUDING, WITH RESPECT TO CLASS A CERTIFICATES, A FOREIGN QUALIFIED INSTITUTIONAL BUYER) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER (INCLUDING, WITH RESPECT TO CLASS A CERTIFICATES, A FOREIGN QUALIFIED INSTITUTIONAL BUYER) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) WITH RESPECT TO CLASS A CERTIFICATES, TO NON-US PERSONS IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S, IN THE FORM OF BENEFICIAL INTERESTS IN THE APPLICABLE REGULATION S GLOBAL CERTIFICATE.

        THIS TERM CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

                                         ERISA LEGEND

        EACH PURCHASER AND SUBSEQUENT TRANSFEREE OF THIS CERTIFICATE (INCLUDING ANY PURCHASER OF AN INTEREST IN A BOOK-ENTRY CERTIFICATE) WILL BE DEEMED TO REPRESENT AND WARRANT ON EACH DATE FROM THE DATE ON WHICH THE PURCHASER ACQUIRES SUCH INTEREST THROUGH AND INCLUDING THE DATE ON WHICH THE PURCHASER DISPOSES OF SUCH INTEREST, THAT IT IS NOT AND WILL NOT BE
        (1) AN EMPLOYEE BENEFIT PLAN (INCLUDING A GOVERNMENTAL PLAN WHICH IS SUBJECT TO ANY STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("INTERNAL REVENUE CODE")), RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN WHICH PLAN IS SUBJECT TO EITHER TITLE I OF ERISA, OR SECTION 4975 OF THE INTERNAL REVENUE CODE, OR (2) ANY ENTITY WHO IS A BENEFIT PLAN INVESTOR AS DEFINED IN DEPARTMENT OF LABOR REG. Section 2510.3-101(f)(2) (INCLUDING A GOVERNMENTAL PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF

        SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE).

        In addition, any Class B Certificates will contain the following additional legend:

        THE CLASS B CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS PROVIDED IN THE POOLING AGREEMENT AND THE SERIES 2001-1 SUPPLEMENT.

               (c) For so long as any Term Certificate bears the Securities Act Legend, the Transfer Agent and Registrar shall not permit the transfer of such Term Certificates unless such transfer complies with the terms of such legend and, in the case of a transfer to a Person other than a Qualified Institutional Buyer upon delivery of an Opinion of Counsel, satisfactory to the Trustee and the Company, to the effect that the transferee is taking delivery of the Term Certificates in a transaction that is otherwise exempt from the registration requirements of the Securities Act.

               (d) In addition, the Class B Certificates may not be sold, assigned, pledged or otherwise transferred (other than by the Initial Purchasers) (and the Transfer Agent and Registrar shall not record any sale, assignment, pledge or other transfer) unless the transferor and transferee thereof first deliver to the Company, the Trustee and the Transfer Agent and Registrar transfer letters in the forms attached to this Supplement as Exhibit F-1 and Exhibit F-2, respectively.

               (e) In addition, (i) the Class B Certificates may not be sold, assigned, pledged or otherwise transferred, and the Transfer Agent and Registrar shall not record any sale, assignment, pledge or other transfer, without the prior written consent of the Company, which consent will not be withheld unless the Company obtains an opinion of outside counsel to the effect that, if the Class B Certificates were characterized as equity interests in a partnership, there exists a significant risk that such sale, assignment, pledge or other transfer would result in such partnership being treated as a publicly traded partnership taxable as a corporation (a "PTP") and (ii) the Company may, based upon an opinion of outside counsel, require as a condition to any sale, assignment, pledge or other transfer of a Class B Certificate, such letters from the transferor and/or transferee of such Class B Certificate regarding the circumstances of such sale, assignment, pledge or other transfer as such counsel believes reasonably necessary to insure that, if the Class B Certificates were characterized as equity interests in a partnership, such partnership would not be treated as a PTP.

               (f) Holders of a beneficial interest in Class A Certificates sold in reliance on Regulation S as Temporary Regulation S Global Certificates are prohibited from receiving distributions or from exchanging beneficial interests in such Temporary Regulation S Global Certificates for a beneficial interest in a Permanent Regulation S Global Certificate until the later of (i) the expiration of the Distribution Compliance Period (the "Release Date") and
(ii) the furnishing of a certificate, substantially in the form of Exhibit I attached hereto, certifying that the beneficial owner of the Temporary Regulation S Global Certificate is a non-United States Person (a "Regulation S Certificate") as provided in paragraph (g) below.

               (g) Class A Certificates issued in reliance on Regulation S initially will be in the form of a Temporary Regulation S Global Certificate. Any interest in a Class A Certificate evidenced by the Temporary Regulation S Global Certificate is exchangeable for an interest in a Term Certificate in fully registered, global form, without interest coupons, authenticated and delivered (the "Permanent Regulation S Global Certificate") upon the later of
(i) the Release Date and (ii) the furnishing of a Regulation S Certificate.

               (h)   (i)    On or prior to the Release Date, each Beneficial
Owner of a Temporary Regulation S Global Certificate shall deliver to Euroclear or Clearstream Banking (as applicable) a Regulation S Certificate; provided, however, that any Beneficial Owner of a Temporary Regulation S Global Certificate on the Release Date or on any payment date that has previously delivered a Regulation S Certificate hereunder shall not be required to deliver any subsequent Regulation S Certificate (unless the certificate previously delivered is no longer true as of such subsequent date, in which case such Beneficial Owner shall promptly notify Euroclear or Clearstream Banking, as applicable, thereof and shall deliver an updated Regulation S Certificate). Euroclear and/or Clearstream Banking, as applicable, shall deliver to the Paying Agent a certificate substantially in the form of Exhibit J (a "Non-U.S. Certificate") attached hereto promptly upon the receipt of each such Regulation S Certificate, and no such Beneficial Owner (or transferee from such Beneficial Owner) shall be entitled to receive an interest in a Permanent Regulation S Global Certificate or any payment of principal of or interest on or any other payment with respect to its beneficial interest in a Temporary Regulation S Global Certificate prior to the Paying Agent receiving such Non-U.S. Certificate from Euroclear or Clearstream Banking with respect to the portion of the Temporary Regulation S Global Certificate owned by such Beneficial Owner (and, with respect to an interest in the Permanent Regulation S Global Certificate, prior to the Release Date).

               (i) Any payments of principal of, interest on or any other payment on a Temporary Regulation S Global Certificate received by Euroclear or Clearstream Banking with respect to any portion of such Regulation S Global Certificate owned by a Beneficial Owner that has not delivered the Regulation S Certificate required by this Section shall be held by Euroclear and Clearstream Banking solely as agents for the Paying Agent. Euroclear and Clearstream Banking shall remit such payments to the applicable Beneficial Owner (or to a Euroclear or Clearstream Banking member on behalf of such Beneficial Owner) only after Euroclear or Clearstream Banking has received the requisite Regulation S Certificate. Until the Paying Agent has received a Non-U.S. Certificate from Euroclear or Clearstream Banking, as applicable, stating that it has received the requisite Regulation S Certificate with respect to the beneficial ownership of any portion of a Temporary Regulation S Global Certificate, the Paying Agent may revoke the right of Euroclear or Clearstream Banking, as applicable, to hold any payments made with respect to such portion of such Temporary Regulation S Global Certificate. If the Paying Agent exercises its right of revocation pursuant to the immediately preceding sentence, Euroclear or Clearstream Banking, as applicable, shall return such payments to the Paying Agent and the

Paying Agent shall hold such payments in the Series 2001-1 Collection Account until Euroclear or Clearstream Banking, as applicable, has provided the necessary Non-U.S. Certificates to the Paying Agent (at which time the Paying Agent shall forward such payments to Euroclear or Clearstream Banking, as applicable, to be remitted to the Beneficial Owner that is entitled thereto on the records of Euroclear or Clearstream Banking (or on the records of their respective members)).

               (j) Each Beneficial Owner with respect to a Temporary Regulation S Global Certificate shall exchange its interest therein for an interest in a Permanent Regulation S Global Certificate on or after the Release Date upon furnishing to Euroclear or Clearstream Banking (as applicable) the Regulation S Certificate and upon receipt by the Paying Agent of the Non-U.S. Certificate thereof from Euroclear or Clearstream Banking, as applicable, in each case pursuant to the terms of this Section. On and after the Release Date, upon receipt by the Paying Agent of any Non-U.S. Certificate from Euroclear or Clearstream Banking described in the immediately preceding sentence (i) with respect to the first such certification, the Company shall execute and the Trustee shall authenticate the applicable Permanent Regulation S Global Certificate and (ii) with respect to the first and all subsequent certifications, the Trustee shall exchange on behalf of the applicable Beneficial Owners the portion of the applicable Temporary Regulation S Global Certificate covered by such certification for a comparable portion of the applicable Permanent Regulation S Global Certificate. Upon any exchange of a portion of a Temporary Regulation S Global Certificate for a comparable portion of a Permanent Regulation S Global Certificate, the Trustee shall endorse on the schedules affixed to each of such Regulation S Global Certificates (or on continuations of such schedules affixed to each of such Regulation S Global Certificates and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Temporary Regulation S Global Certificates, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the Permanent Regulation S Global Certificate, an increase in the principal amount thereof equal to the principal amount of the decrease in the Temporary Regulation S Global Certificate pursuant to clause (x) above.

               (k) If a Beneficial Owner of the Class A 144A Global Certificate wishes at any time to exchange its interest in the Class A 144A Global Certificate for an interest in the Regulation S Global Certificate, or to transfer its interest in the Class A 144A Global Certificate to a person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Certificate, such holder may, subject to the rules and procedures of the Clearing Agency and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Regulation S Global Certificate. Upon receipt by the Transfer Agent and Registrar of (1) instructions given in accordance with the Clearing Agency's procedures from or on behalf of a Beneficial Owner of the Class A 144A Global Certificate, directing the Transfer Agent and Registrar (via DWAC) to credit or cause to be credited a beneficial interest in the Regulation S Global Certificate in an amount equal to the beneficial interest in the Class A 144A Global Certificate to be exchanged or transferred, (2) a written order in accordance with the Clearing Agency's procedures containing information regarding the Euroclear or Clearstream Banking account to be credited with such increase and the name of such account and (3) a certificate given by such holder stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, the Transfer Agent and Registrar shall promptly deliver appropriate instructions to the Clearing Agency (via DWAC), its nominee or the Trustee, as the case may be, to reduce or reflect on its records a reduction of the Class A 144A Global Certificate by the aggregate principal amount of the beneficial interest in the Class A 144A Global Certificate to be so exchanged or transferred from the relevant participant, and the Transfer Agent and Registrar shall promptly deliver appropriate instructions (via DWAC) to the Clearing Agency, its nominee, or the Trustee, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Certificate by the aggregate principal amount of the beneficial interest in the Class A 144A Global Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who may be Euroclear Bank, as operator of Euroclear or Clearstream Banking or another agent member of Euroclear or Clearstream Banking, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Certificate equal to the reduction in the principal amount of the Class A 144A Global Certificate. Notwithstanding anything to the contrary, the Transfer Agent and Registrar may conclusively rely upon the completed schedule set forth in the certificate evidencing the Certificates.

               (l) If a holder of a beneficial interest in the Regulation S Global Certificate wishes at any time to exchange its interest in the Regulation S Global Certificate for an interest in the Class A 144A Global Certificate, or to transfer its interest in the Regulation S Global Certificate to a person who wishes to take delivery thereof in the form of an interest in the Class A 144A Global Certificate, such holder may, subject to the rules and procedures of Euroclear or Clearstream Banking and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Class A 144A Global Certificate. Upon receipt by the Transfer Agent and Registrar of (1) instructions given in accordance with the procedures of Euroclear or Clearstream Banking and the Clearing Agency, as the case may be, from or on behalf of a Beneficial Owner of the Regulation S Global Certificate directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Class A 144A Global Certificate in an amount equal to the beneficial interest in the Regulation S Global Certificate to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Clearstream Banking and the Clearing Agency, as the case may be, containing information regarding the account with the Clearing Agency to be credited with such increase and the name of such account and (3) prior to the expiration of the Distribution Compliance Period, a certificate given by such Beneficial Owner stating that the person transferring such interest in such Regulation S Global Certificate reasonably believes that the person acquiring such interest in the Class A 144A Global Certificate is a Qualified Institutional Buyer (including foreign Qualified Institutional Buyers) and is obtaining such beneficial interest for its own account or the account of a Qualified Institutional Buyer (including foreign Qualified Institutional Buyers) in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction, the Transfer Agent and

Registrar shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee or the Trustee, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Certificate by the aggregate principal amount of the beneficial interest in such Regulation S Global Certificate to be exchanged or transferred, and the Transfer Agent and Registrar shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the Trustee, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Class A 144A Global Certificate by the aggregate principal amount of the beneficial interest in the Regulation S Global Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Class A 144A Global Certificate equal to the reduction in the principal amount of the Regulation S Global Certificate. After the expiration of the Distribution Compliance Period, the certification requirement set forth in this Section shall no longer apply to such exchanges and transfers. Notwithstanding anything to the contrary, the Transfer Agent and Registrar may conclusively rely upon the completed schedule set forth in the certificate evidencing the Certificates.

               (m) Any beneficial interest in one of the Global Certificates that is transferred to a person who takes delivery in the form of an interest in the other Global Certificate will, upon transfer, cease to be an interest in such Global Certificate and become an interest in the other Global
Certificate and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Certificate for as long as it remains such an interest.

               (n) Until the later of the Release Date and the provision of the certifications required by this Section, beneficial interests in a Regulation S Global Certificate may only be held through Euroclear Bank, as operator of Euroclear or Clearstream Banking or another agent member of Euroclear and Clearstream Banking acting for and on behalf of them. During the Distribution Compliance Period, interests in the Regulation S Global Certificate may be exchanged for interests in the Class A 144A Global Certificate only in accordance with the certification requirements described above.

        SECTION 2.5.  RESERVED.

        SECTION 2.6. PROCEDURE FOR DECREASING THE INVESTED AMOUNT. If as of the last day of any period of three consecutive Settlement Periods the daily average excess during such period of the Series 2001-1 Invested Amount over the Series 2001-1 Adjusted Invested Amount equals or exceeds the Reduction Threshold as determined by the Master Servicer, a portion of the Class A Invested Amount and the Class B Invested Amount shall be repaid (a "Reduction"), by causing the Trustee to distribute to the Term Certificateholders an amount (the "Reduction Amount") equal to the lesser of: the smallest amount of such excess existing during all three such Settlement Periods rounded down to the nearest $1,000,000, or the amount which would reduce the Series 2001-1 Invested Amount to $100,000,000. In no event shall a Reduction be made in an amount which would cause the Series 2001-1 Invested Amount to be reduced below $100,000,000. The Master Servicer shall direct the Trustee in writing to make such distribution and shall specify the amount of the Reduction to be distributed as specified below. The distribution of the Reduction Amount shall be made to the Term Certificateholders pro rata based on the Initial Invested Amount of each Class, from the funds on deposit in the Series 2001-1 Principal Collection Sub-subaccount on the immediately succeeding Distribution Date (a "Special Distribution Date"); provided that no Early Amortization Event or Potential Early Amortization Event (other than pursuant to clauses (b), (c) and (d) of
Section 5.1 hereof) has occurred and is continuing and the Master Servicer shall have given the Trustee written notice of such Reduction and the related Reduction Amount (which amount shall not exceed the available funds on deposit in the Series 2001-1 Principal Collection Sub-subaccount as of the date of such notice) at least five Business Days prior to the related Special Distribution Date setting forth the amount of such Reduction and, in the case of such notice to the Trustee, instructions not to distribute to the Company any amounts pursuant to subsection 3.3(c)(i) until the condition set forth in the second proviso in such subsection is satisfied.

        SECTION 2.7. SALE OF ADDITIONAL TERM CERTIFICATES. (a) The Company may, upon written notice to the Trustee, the Master Servicer and the Term Certificateholders and upon satisfaction of each of the conditions set forth in subsection 2.7(b), as well as the applicable conditions to such issuance set forth in subsection 5.10(b) of the Agreement, direct the Trustee in writing to issue on the following Distribution Date (each such date a "Subsequent Issuance Date") additional Class A Certificates and Class B Certificates identical to the existing Class A Certificates and Class B Certificates (except that the Certificate Rate applicable to such additional Class A Certificates and Class B Certificates, as the case may be, may differ from the Certificate Rate applicable to such existing Class A Certificates or Class B Certificates, as the case may be) in an aggregate principal amount and in such names and denominations as specified by the Company in accordance with subsection 2.7(c) below; provided that the Series 2001-1 Target Receivables Amount shall not exceed the Series 2001-1 Allocated Receivables Amount after giving effect to any increase in the Invested Amount on such Subsequent Issuance Date; provided further that the principal amount of the Class A Certificates and the Class B Certificates issued in any such additional issuance shall be issued in such proportion that would cause, after giving effect to such issuance, the Class B Invested Amount to be no less than the same percentage of the Series 2001-1 Invested Amount as the Class B Initial Invested Amount was of the Series 2001-1 Initial Invested Amount.

               The Company may arrange for the sale of such additional Class A Certificates and Class B Certificates pursuant to a private placement or any other sale arrangement. On each Subsequent Issuance Date, if any, the Series 2001-1 Invested Amount, the Class A Invested Amount and the Class B Invested Amount (and each other amount set forth herein, the calculation of which is based on such amount) shall be recalculated by the Master Servicer to include the additional Invested Amounts with respect to the Class A Certificates and Class B Certificates issued on such date.

               (b) On any Subsequent Issuance Date, the Trustee shall only authenticate and deliver any additional Class A Certificates and Class B Certificates upon satisfaction of the following conditions on or prior to such Subsequent Issuance Date:

                     (i) the Rating Agencies shall have been notified by the Company of the proposed issuance of additional Class A and Class B Certificates at least 10 days prior to the proposed Subsequent Issuance Date and each Rating Agency shall have issued a rating (as confirmed in a letter delivered to the Trustee) on the additional Class A and Class B Certificates that is equivalent to that rating issued by such Rating Agency on the Initial Issuance Date;

                     (ii) no Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing with respect to Series 2001-1 or would occur as a result of such issuance; and

                     (iii) an Officer's Certificate of the Company (supported as to legal matters by an Opinion of Counsel (addressed to the Trust and the Trustee) with respect to any question of law) shall have been delivered to the Trustee (A) stating that all of the conditions (including, without limitation, any applicable conditions set forth in the Agreement) to the issuance of such additional Class A and Class B Certificates (including the designation of the applicable Certificate Rates for such additional Class A and Class B Certificates) shall have been satisfied; and (B) setting forth the calculations required by Section 2.7(a).

               (c) On each Subsequent Issuance Date, the Company shall sign, on behalf of the Trust, and shall direct the Trustee in a written communication signed by a Responsible Officer to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate and deliver the related additional Term Certificates in such names and such denominations and deliver such additional Term Certificates in accordance with such written directions and
Section 2.3.


                                   ARTICLE III

                          ARTICLE III OF THE AGREEMENT

        Section 3.1 of the Agreement shall be read in its entirety as provided in the Agreement. Article III of the Agreement (except for Section 3.1 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 2001-1
Certificates:

        SECTION 3.2.  ESTABLISHMENT OF TRUST ACCOUNTS.

               (a) The Trustee shall cause to be established and maintained in the name of the Trust:

                     (i)    (A) for the benefit of the Class A
Certificateholders, (B) for the benefit, subject to the prior interest of the Class A Certificateholders, of the Class B Certificateholders, and (C) for the benefit, subject to the prior interests of the Term

Certificateholders, of the holder of the Series 2001-1 Subordinated Certificate, a subaccount of the Collection Account (the "Series 2001-1 Collection Subaccount"), which subaccount is the Series Collection Subaccount with respect to Series 2001-1, bearing a designation clearly indicating that the funds deposited therein are held (A) for the benefit of the Class A Certificateholders, (B) for the benefit, subject to the prior interest of the Class A Certificateholders, of the Class B Certificateholders, and (C) for the benefit, subject to the prior interests of the Term Certificateholders, of the holder of the Series 2001-1 Subordinated Certificate;

               (ii) (A) for the benefit of the Class A Certificateholders, (B) for the benefit, subject to the prior interest of the Class A Certificateholders, of the Class B Certificateholders, (C) for the benefit, subject to prior interests of the Term Certificateholders, of the holder of the Series 2001-1 Subordinated Certificate, three subaccounts of the Series 2001-1 Collection Subaccount: (x) the Series 2001-1 Principal Collection Sub-subaccount, (y) the Series 2001-1 Accrued Interest Sub- subaccount; and (z) the Series 2001-1 Non-Principal Collection Sub-subaccount (respectively, the "Series 2001-1 Principal Collection Sub-subaccount", the "Series 2001-1 Accrued Interest Sub- subaccount" and the "Series 2001-1 Non-Principal Collection Sub-subaccount"), each bearing a designation clearly indicating that the funds deposited therein are held (A) for the benefit of the Class A Certificateholders, (B) for the benefit, subject to the prior interest of the Class A Certificateholders, of the Class B Certificateholders, and (C) for the benefit, subject to the prior interest of the Term Certificateholders, of the holder of the Series 2001-1 Subordinated Certificate; and

               (iii) All accounts established pursuant to this subsection 3.2(a) and listed on Schedule 1, are collectively referred to as, the "Trust Accounts"). The Trustee, on behalf of the Certificateholders, shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of (A) the Class A Certificateholders, (B) subject to the prior interest of the Class A Certificateholders, the Class B Certificateholders, and (C) subject to the prior interest of the Term Certificateholders, the holder of the Series 2001-1 Subordinated Certificate.

               (b) After giving effect to any distribution to the Company pursuant to subsection 3.3(b), amounts on deposit and available for investment in the Series 2001-1 Principal Collection Sub-subaccount shall be invested by the Trustee at the written direction of the Master Servicer in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 2001-1 Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made during the Series 2001-1 Amortization Period, on or prior to the Business Day immediately preceding the next

Distribution Date. Amounts on deposit and available for investment in the Series 2001-1 Non-Principal Collection Sub-subaccount and the Series 2001-1 Accrued Interest Sub-subaccount shall be invested by the Trustee at the written direction of the Master Servicer in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next Distribution Date. As of the Business Day immediately preceding such next Distribution Date, (x) all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 2001-1 Accrued Interest Sub-subaccount shall be deposited in the Series 2001-1 Non-Principal Collection Sub-subaccount and (y) all interest and investment earnings (net of losses and investment expenses) on funds deposited in the Series 2001-1 Principal Collection Sub-subaccount shall be deposited in the Series 2001-1 Non-Principal Collection Sub-subaccount. All Eligible Investments in the Trust Accounts shall be held by the Trustee, on behalf of the Holders, for the exclusive benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (A), (B) and (C) of subsection 3.2(a); provided, however, that funds on deposit in a Trust Account which is a Sub-subaccount of a Collection Account may, at the direction of the Master Servicer, be invested together with funds held in other Sub-subaccounts of the Collection Account.

        SECTION 3.3. DAILY ALLOCATIONS. (a) The portion of the Aggregate Daily Collections allocated to the Series 2001-1 Certificates pursuant to Article III of the Agreement shall be allocated and distributed as set forth in this Article III by the Trustee based solely on the information provided to it by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely).

               (b)   (i)    On each Business Day, an amount equal to the excess,
if any, of (A) the Monthly Expense Amount for such day specified in the Daily Report (or, during the Series 2001- 1 Revolving Period, such greater amount as the Company may request in writing) over (B) the amount, if any, previously transferred during such Settlement Period to the Series 2001-1 Accrued Interest Sub-subaccount and the Series 2001-1 Non-Principal Collection Sub-subaccount pursuant to this clause (i), shall be transferred from the Series 2001-1 Collection Subaccount to the Series 2001-1 Non-Principal Collection Sub-subaccount to the extent attributable to the Series 2001-1 Monthly Servicing Fee or Program Costs and to the Series 2001-1 Accrued Interest Sub-subaccount to the extent attributable to the Series 2001-1 Interest Distributable Amount.

                     (ii) Following the transfers pursuant to clause (i) above, any remaining funds on deposit in the Series 2001-1 Collection Subaccount shall be transferred by the Trustee to the Series 2001-1 Principal Collection Sub-subaccount.

               (c)   (i)    On each Business Day during the Series 2001-1
Revolving Period (including Distribution Dates), after giving effect to all allocations of Aggregate Daily Collections on such Business Day, amounts on deposit in the Series 2001-1 Principal Collection Sub-subaccount shall (but only to the extent that the Trustee has received a Daily Report which reflects the receipt of the Collections on deposit therein) be distributed by the Trustee to the Company in accordance with directions contained in such Daily Report; provided that such distributions shall be made only if no Potential Early Amortization Event pursuant to clauses (e) and (k) of Section 5.1 hereof and clauses 7.1(a)(ii) and (iii) of the Agreement and no Early Amortization Event has occurred and is continuing and only to the extent that, after giving effect to such distributions, the Series 2001-1 Target Receivables Amount would not exceed the Series

2001-1 Allocated Receivables Amount; provided further that if the Master Servicer shall have given notice to the Trustee of a Reduction and the related Reduction Amount, pursuant to subsection 2.6, the Trustee shall retain, until the related Special Distribution Date, aggregate amounts on deposit in the Series 2001-1 Principal Collection Sub-subaccount equal to the Reduction Amount in respect thereof; provided still further that in the event that the amount transferred from the Series 2001-1 Collection Subaccount to the Series 2001-1 Non-Principal Collection Sub-subaccount or Series 2001-1 Accrued Interest Sub-subaccount on such day pursuant to subsection 3.3(b)(i) is less than the amount required to be so transferred, subject to the limitation set forth in the preceding proviso, the amount on deposit in the Series 2001-1 Principal Collection Sub-subaccount, up to the amount of such deficiency, shall, net of any unpaid Program Costs (without giving effect to the limitation contained in the proviso of the definition of Program Costs), be transferred to the Series 2001-1 Non-Principal Collection Sub-subaccount or the Series 2001-1 Accrued Interest Sub-subaccount, as the case may be. Amounts distributed to the Company hereunder shall be deemed to be paid first from Collections received directly by the Master Servicer and second from Collections received in the Lockboxes or paid into the Concentration Account.

                     (ii) On each Business Day during the Series 2001-1 Amortization Period (including Distribution Dates), funds deposited in the Series 2001-1 Principal Collection Sub- subaccount shall be invested in accordance with subsection 3.2(b) and such funds net of interest and investment earnings shall be distributed on the applicable Distribution Date in accordance with subsection 3.6(c). Except as otherwise provided in subsection 3.6(c), no amounts on deposit in the Series 2001-1 Principal Collection Sub-subaccount shall be distributed by the Trustee to the Company or the holder of the Series 2001-1 Subordinated Certificate during the Series 2001-1 Amortization Period. Notwithstanding the foregoing, so long as no Early Amortization Event or Potential Early Amortization Event has occurred and is continuing, on any date that the Series 2001- 1 Adjusted Invested Amount has been reduced to zero, as set forth on the applicable Daily Report (upon which the Trustee may conclusively rely), amounts on deposit in the Series 2001-1 Principal Collection Sub-subaccount in excess of the Series 2001-1 Invested Amount on such day may be withdrawn from the Series 2001-1 Principal Collection Sub-subaccount and distributed to or as instructed by the holder of the Series 2001-1 Subordinated Certificate; provided, however, that no such distribution shall be made until all Program Costs are paid, without giving effect to the limitation contained in the proviso of the definition of Program Costs.

               (d)   Reserved.

               (e) The allocations to be made pursuant to this Section 3.3 are subject to the provisions of Sections 2.5, 2.6, 7.2, 9.1 and 9.2 of the Agreement.

        SECTION 3.4.  DETERMINATION OF INTEREST.

               (a) The amount of interest distributable with respect to the Term Certificates on each Distribution Date for the Accrual Period ending on such Distribution Date shall be determined as follows:

                     (i)    for the Class A Certificates, an amount (the
"Class A Monthly Interest") equal to the product of (A) the Class A Certificate Rate for such Accrual Period, (B) the Class A outstanding principal amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date) or in the case of the first Distribution Date, the Initial Issuance Date and (C) the actual number of days in such Accrual Period divided by 360; provided that if any additional Class A Certificates have been issued on any Subsequent Issuance Date, the Class A Monthly Interest shall equal the sum of the monthly interest amount for each outstanding tranche of Class A Certificates (based on the outstanding principal amount and the applicable Class A Certificate Rate in respect of such tranche);

                     (ii)   for the Class B Certificates, an amount (the
"Class B Monthly Interest") equal to the product of (A) the Class B Certificate Rate for such Accrual Period, (B) the Class B outstanding principal amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date) or in the case of the first Distribution Date, the Initial Issuance Date and (C) the actual number of days in such Accrual Period divided by 360; provided that if any additional Class B Certificates have been issued on any Subsequent Issuance Date, the Class B Monthly Interest shall equal the sum of the monthly interest amount for each outstanding tranche of Class B Certificates (based on the outstanding principal amount and the applicable Class B Certificate Rate in respect of such tranche); and

                     (iii) The Master Servicer shall notify the Trustee in writing (upon which the Trustee may conclusively rely) on each Settlement Report Date of the amount calculated pursuant to clauses (i) and (ii) above.

               (b)   (i)    On each Distribution Date, the Master Servicer shall
determine the excess, if any (the "Class A Interest Shortfall"), of (A) the Class A Monthly Interest for the Accrual Period ending on the day prior to such Distribution Date over (B) the amount which will be available from the Series 2001-1 Accrued Interest Sub-subaccount to be distributed to the Class A Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product, for each following Accrual Period (or portion thereof) until such Class A Interest Shortfall is paid, of (A) the applicable Class A Certificate Rate for such Accrual Period, (B) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) and (C) the actual number of days in such Accrual Period (or portion thereof) divided by 360, shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date until such Class A Interest Shortfall is paid in full to the Class A Certificateholders.

                     (ii) On each Distribution Date, the Master Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (A) the Class B Monthly Interest for the Accrual Period ending on the day prior to such Distribution Date over (B) the amount which will be available from the Series 2001-1 Accrued Interest Sub-subaccount to be distributed to the Class B Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product, for each following Accrual Period (or portion thereof) until such Class B Interest Shortfall is paid, of
(A) the applicable Class B Certificate Rate for such Accrual Period, (B) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders) and (C) the actual number of days in the next Accrual Period (or portion thereof) divided by 360, shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date until such Class B Interest Shortfall is paid in full to the Class B Certificateholders.

        SECTION 3.5. DETERMINATION OF SERIES 2001-1 MONTHLY PRINCIPAL. (A) PAYMENTS OF SERIES 2001-1 MONTHLY PRINCIPAL. The aggregate amount (the "Series 2001-1 Monthly Principal Payment") distributable from the Series 2001-1 Principal Collection Sub-subaccount on each Distribution Date during the Series 2001-1 Amortization Period shall be equal to the amount on deposit in such account on the immediately preceding Settlement Report Date; provided, however, that the Series 2001-1 Monthly Principal Payment on any Distribution Date shall not exceed the Series 2001-1 Invested Amount on such Distribution Date after giving effect to the reductions and increases pursuant to paragraphs (b) and (c) below.

               (B) REDUCTIONS TO SERIES 2001-1 PRINCIPAL. If, on any Special Allocation Settlement Report Date, the Series 2001-1 Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Master Servicer, upon which the Trustee may conclusively rely) make the following applications of such amounts in the following order of priority:

                     (i) the Series 2001-1 Required Reserves shall be reduced (but not below zero) by an amount equal to the Series 2001-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied);

                     (ii) then, to the extent that the Series 2001-1 Allocable Charged-Off Amount is greater than zero following the application in clause (i) above, the Class B Invested Amount shall be reduced (but not below zero) by an amount equal to such remaining Series 2001-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied); and

                     (iii) then, to the extent that the Series 2001-1 Allocable Charged-Off Amount is greater than zero following the applications in clauses (i) and (ii) above, the Class A Invested Amount shall be reduced (but not below zero) by an amount equal to such remaining Series 2001-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied).

               (C) INCREASES TO SERIES 2001-1 PRINCIPAL. If, on any Special Allocation

Settlement Report Date, the Series 2001-1 Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Master Servicer upon which the Trustee may conclusively rely) make the following applications (after giving effect to the applications in paragraph (b) of such amount in the following order of priority):

                     (i) the Class A Invested Amount shall be increased (but only to the extent of any previous reductions of the Class A Invested Amount pursuant to subsection 3.5(b)(iii)) by the amount of the Series 2001-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied);

                     (ii) then, to the extent that the Series 2001-1 Allocable Recoveries Amount is greater than zero following the application in clause (i) above, the Class B Invested Amount shall be increased (but only to the extent of any previous reductions of the Class B Invested Amount pursuant to subsection 3.5(b)(ii)) by such remaining Series 2001-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied); and

                     (iii) then, to the extent that the Series 2001-1 Allocable Recoveries Amount is greater than zero following the applications in clauses (i) and (ii) above, the Series 2001-1 Required Reserves shall be increased (but only to the extent of any previous reductions of the Series 2001-1 Required Reserves pursuant to subsection 3.5(b)(i)) by such remaining Series 2001-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied).

        SECTION 3.6.  INTEREST APPLICATIONS AND OTHER DISTRIBUTIONS.

               (a) The Trustee shall distribute (to the extent funds are available), on each Distribution Date, beginning with the June 2001 Distribution Date, from funds on deposit in the Series 2001-1 Accrued Interest Sub-subaccount in the following order of priority:

                     (i) to the Class A Certificateholders, an amount equal to the Class A Monthly Interest payable on such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date (collectively, the "Class A Interest Distributable Amount"); provided, however, that during the Series 2001-1 Amortization Period, no Class A Additional Interest will be paid until repayment in full of the Series 2001-1 Invested Amount and payment in full of all Class A Monthly Interest and Class B Monthly Interest.

                     (ii) to the Class B Certificateholders, an amount equal to the Class B Monthly Interest payable on such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B

Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date (collectively, the "Class B Interest Distributable Amount" and together with the Class A Interest Distributable Amount, the "Series 2001-1 Interest Distributable Amount"); provided, however, that during the Series 2001-1 Amortization Period, no Class B Additional Interest will be paid until repayment in full of the Series 2001-1 Invested Amount and payment in full of all Class A Monthly Interest and Class B Monthly Interest.

               (b) On each Distribution Date (to the extent funds are available), the Trustee shall apply funds on deposit in the Series 2001-1 Non-Principal Collection Sub-subaccount in the following order of priority:

                     (i) an amount equal to the Series 2001-1 Monthly Servicing Fee for the related Settlement Period together with the unpaid amount with respect to any prior Distribution Date shall be withdrawn from the Series 2001-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Master Servicer (less amounts payable to the Trustee pursuant to Section 8.5 of the Agreement which shall be paid to the Trustee);

                     (ii) an amount equal to any Program Costs due and payable shall be withdrawn from the Series 2001-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Persons owed such amounts; and

                     (iii) any remaining amounts on deposit in the Series 2001-1 Non-Principal Collection Sub-subaccount on any Distribution Date (in excess of the Monthly Expense Amount as of such day) not allocated pursuant to clauses (i) and (ii) above shall be paid to the holder of the Series 2001-1 Subordinated Certificate; provided, however, that during the Series 2001-1 Amortization Period, such remaining amounts shall be deposited in the Series 2001-1 Principal Collection Sub-subaccount for distribution in accordance with subsection 3.6(c), and provided further, that no such distribution shall be made until all Program Costs are paid, without giving effect to the limitation contained in the proviso of the definition of Program Costs; and provided still further that such payment shall be made only to the extent that, after giving effect to such distributions, the Series 2001-1 Target Receivables Amount would not exceed the Series 2001-1 Allocated Receivables Amount.

               (c) During the Series 2001-1 Amortization Period, the Trustee shall apply, on each Distribution Date, amounts on deposit in the Series 2001-1 Principal Collection Sub-subaccount in the following order of priority:

                     (i)    (A)    first, pro rata, to the Class A
Certificateholders until the repayment in full of the Class A Invested Amount;
and

                            (B)    second, pro rata, to the Class B
Certificateholders until the repayment in full of the Class B Invested Amount;

                     (ii) following the repayment in full of the Series 2001-1 Invested

Amount, if any amounts are owed to the Trustee or any other Person, on account of its expenses, advances and disbursements incurred in respect of the performance of its responsibilities hereunder or as Successor Servicer, such amounts shall be transferred from the Series 2001-1 Principal Collection Sub-subaccount and paid to the Trustee or such other Person; and

                     (iii) following the repayment in full of the Series 2001-1 Invested Amount and of all of the amounts set forth in clause (ii) above, the remaining amount on deposit in the Series 2001-1 Principal Collection Sub-subaccount on such Distribution Date, if any, shall be distributed to the holder of the Series 2001-1 Subordinated Certificate; provided, however, that no such distribution shall be made until all Program Costs are paid, without giving effect to the limitation contained in the proviso of the definition of Program Costs; and provided still further that such payment shall be made only to the extent that, after giving effect to such distributions, the Series 2001-1 Target Receivables Amount would not exceed the Series 2001-1 Allocated Receivables Amount.

        SECTION 3.7 TAXES. In the event any tax is required under applicable law to be withheld or deducted from any payment to a Class A or Class B Certificateholder hereunder or under any Class A or Class B Certificate such tax shall reduce the amount otherwise distributable to the Certificateholder hereunder or under any Class A or Class B Certificate, the Trustee (or Paying Agent) is hereby authorized and directed to retain from amounts otherwise distributable to a Class A or Class B Certificateholder sufficient funds for the payment of any tax that is so required to be withheld or deducted (but such authorization shall not prevent the Trustee (or Paying Agent) from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any tax so withheld or deducted with respect to a Class A or Class B Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trustee (or Paying Agent). If there is a possibility that any tax is required to be withheld or deducted on a payment to a Class A or Class B Certificateholder, the Trustee (or Paying Agent) shall seek advice from its counsel or accountants regarding its obligation to so withhold or deduct.


                                   ARTICLE IV

                            DISTRIBUTIONS AND REPORTS

        Article IV of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and the following shall be exclusively applicable to the Term Certificates:

        SECTION 4.1.  DISTRIBUTIONS.

               (a) The final distribution of principal in respect of the Term Certificates will be made after due notice by the Trustee of the pendency of such distribution (subject to at least five Business Days' prior written notice from the Master Servicer to the Trustee containing all information required for the Trustee's notice, upon which the Trustee may conclusively rely) and only upon presentation and surrender of such Term Certificates at the office of the Paying Agent or at the Corporate Trust Office of the Trustee, by check drawn on, or by transfer to an account maintained by the holder with, a bank in New York City. Any other distribution of principal in respect of the Term Certificates or on account of interest or fees on the Term Certificates on each Distribution Date will be made or caused to be made by the Paying Agent or the Trustee to the persons in whose name the Term Certificates are registered at the close of business on the related Record Date. Such payment will be made by a check mailed to the Term Certificateholders at such Term Certificateholders' registered addresses or, upon application by any Term Certificateholder of at least $5,000,000 in original principal amount thereof to the Trustee not later than five Business Days prior to the related Distribution Date, by transfer to an account maintained by the Term Certificateholder with a bank in New York City.

               (b) All allocations and distributions hereunder shall be in accordance with the Daily Report and the Monthly Settlement Statement (upon which the Trustee may conclusively rely) and subject to Section 3.1(h) of the Agreement.

        SECTION 4.2.  STATEMENTS AND NOTICES.

               (a) Monthly Settlement Statements. On each Settlement Report Date (commencing with the Settlement Report Date occurring in June 2001), the Master Servicer shall deliver to the Trustee and each Rating Agency a Monthly Settlement Statement in the form of Exhibit E setting forth, among other things, the Loss Reserve Ratio, the Dilution Reserve Ratio and the Minimum Ratio, in each case, where applicable, with respect to the Class A Certificates and the Class B Certificates, the Carrying Cost Reserve Ratio and the Servicing Reserve Ratio and the components of the calculation thereof, each as recalculated for the period until the next succeeding Settlement Report Date. The Trustee shall forward a copy of each Monthly Settlement Statement to any Term Certificateholder upon request by such Term Certificateholder. The Company and the Master Servicer will deliver copies of all notices, reports, statements and other documents delivered by it pursuant to the Agreement and any Supplements to each Rating Agency.

               (b)   Annual Certificateholders' Tax Statement. On or before
May 1 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 2002, the Company shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Term Certificateholder, a statement prepared by the Master Servicer containing the aggregate amount distributed to such Person for such calendar year or the applicable portion thereof during which such Person was a Term Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as the Master Servicer deems necessary or desirable to enable the Term Certificateholders to prepare their tax returns. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

               (c) Early Amortization Event/Distribution of Principal Notices. Upon the occurrence of an Early Amortization Event or Potential Early Amortization Event with respect to Series 2001-1, the Company or the Master Servicer, as the case may be, shall give prompt written notice thereof to the Trustee. As promptly as reasonably practicable after its receipt of notice of the occurrence of an Early Amortization Event with respect to Series 2001-1, the Trustee shall give notice thereof (i) to each Rating Agency (which notice shall be given in writing not later than the second Business Day after such receipt) and (ii) to each Term Certificateholder.

        SECTION 4.3. NOTICE PROCEDURES. Notices required to be given to the Term Certificateholders hereunder will be given by first class mail to the addresses of such holders as they appear in the Certificate Register. The Company and the Master Servicer will (and the Master Servicer will cause any sub-servicer to) deliver copies of all notices, reports, statements and other documents delivered by it pursuant to the Agreement to each Rating Agency.

                                    ARTICLE V

                      ADDITIONAL EARLY AMORTIZATION EVENTS

        SECTION 5.1. ADDITIONAL EARLY AMORTIZATION EVENTS. If any one of the events specified in Section 7.1 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events (each, an "Early Amortization Event") shall occur with respect to the Term Certificates:

               (a)   (i)    failure on the part of the Master Servicer to
direct any payment or deposit to be made or failure of any payment or deposit to be made in respect of interest owing on any Term Certificates within two Business Days of the date such interest is due or (ii) failure on the part of the Master Servicer to direct any payment or deposit to be made or of the Company to make any payment or deposit in respect of any other amounts owing by the Company under the Agreement to or for the benefit of the Term Certificateholders within five Business Days of the date such other amount is due;

               (b) failure on the part of the Company or the Master Servicer to observe or perform in any material respect any covenants or agreements of the Company or the Master Servicer, respectively, set forth in the Agreement which has a Material Adverse Effect on the Term Certificateholders which continues unremedied until 30 days after the earlier of (i) the date any Responsible Officer of the Company or the Master Servicer (so long as the Master Servicer is an Affiliate of the Company) obtains knowledge of such failure and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or the Company and the Trustee by holders of the Term Certificates evidencing 25% or more of the Series 2001-1 Invested Amount;

               (c) any representation or warranty made by the Company or the Master Servicer in the Agreement to or for the benefit of the Term Certificateholders shall prove to have been incorrect in any material respect when made or when deemed made which continues to be incorrect until 30 days after the earlier of (i) the date any Responsible Officer of the Company or the Master Servicer (so long as the Master Servicer is an Affiliate of the Company) obtains knowledge of such failure and
(ii) the date on which notice of such failure, requiring the same to be remedied, shall have been given by the Trustee to the Company or the Company and the Trustee by holders of the Term Certificates evidencing 25% or more of the Series 2001-1 Invested Amount and as a result of such incorrectness, the interests of the Term Certificateholders have been materially and adversely affected; provided, however, that an Early Amortization Event with respect to the Series 2001-1 Certificates shall not be deemed to have occurred under this paragraph if the incorrectness of such representation or warranty gives rise to an obligation to acquire the related Receivables and the Company has acquired the related Receivable or all such Receivables, if applicable, in accordance with the provisions of Section 2.5 of the Agreement within ten Business Days of when the Company was obligated to do so;

               (d) a Master Servicer Default with respect to the Master Servicer shall have occurred and be continuing;

               (e) the Series 2001-1 Allocated Receivables Amount shall be less than the Series 2001-1 Target Receivables Amount for any period of five consecutive Business Days;

               (f) a Purchase Termination Event (as defined in the Receivables Sale Agreement) shall have occurred and be continuing under the Receivables Sale Agreement with respect to Parent or any 10% Seller;

               (g)   a Change in Control shall have occurred;

               (h) either the Agreement, this Supplement or the Receivables Sale Agreement shall cease, for any reason, to be in full force and effect, or the Company, Parent or any Affiliate thereof shall so assert in writing;

               (i) the Trust shall for any reason cease to have (x) a valid and perfected first priority undivided ownership or security interest in the Trust Assets (other than Trust Assets in which a security interest cannot be perfected by filing a financing statement under Article 9 of the UCC (the "Other Trust Assets")) or (y) a valid undivided ownership or security interest in the Other Trust Assets, subject in each case only to Permitted Liens described in clauses (i) and (iii) of the definition thereof;

               (j) a Reduction shall have occurred and, as a result of such Reduction, the Series 2001-1 Invested Amount shall have been reduced to an amount below $100,000,000;

               (k) there shall have been filed against any Seller, the Company or the Trust (i) a notice of federal tax Lien with respect to taxes from the Internal Revenue Service or (ii) a notice of Lien with respect to amounts from the PBGC under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies, unless there shall have been delivered to the Trustee and each Rating Agency proof of the release of, or payment of amounts secured by, such Lien, or there shall have been provided security for the payment of all amounts secured by such Lien pursuant to arrangements reasonably satisfactory in form and substance to the Trustee and the Rating Agencies; or

               (l) with respect to the Performance Undertaking, (i) failure on the part of General Cable Corporation (the "Provider") to perform in any material respect any agreements of the Provider set forth in the Performance Undertaking, (ii) any representation or warranty of the Provider in the Performance Undertaking shall prove incorrect in any material respect, (iii) Provider repudiates the Performance Undertaking, (iv) an Insolvency Event shall have occurred with respect to the Provider, (v) failure of the Performance Undertaking to be enforceable against the Provider, and (vi) failure by the Provider to remove the Undertaking Limit (as defined in the Performance Undertaking) in the manner set forth in the Performance Undertaking prior to sixty (60) days after the date of this Agreement; provided that no event described in (i) and (ii) above shall constitute an Early Amortization Event unless such event has a material adverse effect on the Term Certificateholders and such event continues unremedied until thirty (30) days after the earlier of
(x) the date any Responsible Officer of the Provider obtains knowledge of such failure and (y) the date on which written notice of the occurrence of such event, shall be given to the Provider by the Trustee, provided that such notice is not effective unless given the Trustee on behalf of the holders at least 25% of the Series 2001-1 Invested Amount.

then, in the case of (x) any event described in Section 7.1 of the Agreement, after the applicable grace period (if any) set forth in such Section, automatically without any notice or action on the part of the Trustee or the holders of the Term Certificates, an early amortization period shall immediately commence or (y) an event described above, after the applicable grace period (if any) set forth in such subsections, the Trustee may, and at the written direction of Term Certificateholders evidencing greater than 25% of the Controlling Class shall, by written notice then given to the Company and the Master Servicer, declare that an early amortization period has commenced as of the date of such notice with respect to Series 2001-1 (any such period under clause (x) or (y) above, an "Early Amortization Period"); provided, however, that in the case of the event described in clause (e) above, if an Early Amortization Period has not been declared within ten Business Days from the occurrence of such event, then an Early Amortization Period shall commence automatically on the eleventh Business Day from the occurrence of such event unless, (i) prior to the end of such ten Business Day period, the Series 2001-1 Allocated Receivables Amount shall no longer be less than the Series 2001-1 Target Receivables Amount and (ii) so long as the Series 2001-1 Allocated Receivables Amount continues to be equal to or greater than the Series 2001-1 Target Receivables Amount, within ten Business Days from the end of such ten Business Day period, Term Certificateholders representing 66-2/3% or more of the Controlling Class shall have waived the occurrence of such event and notified the Trustee in writing of such waiver. As used herein, "Performance Undertaking" means the Performance Undertaking by the Provider in favor of the Recipients dated as of May 9, 2001 relating to Provider's guaranty of the Parent's obligations under the Provider Documents (as defined in the

Performance Undertaking).

               Notwithstanding the foregoing, a delay in or failure in performance referred to in clause (a) above for a period of five Business Days after the applicable grace period, or in clause (c) above for a period of 30 Business Days after the applicable grace period, will not constitute an Early Amortization Event if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Company and such delay or failure was caused by a Force Majeure Delay. The Company will nevertheless be required to use its best efforts to perform its obligations in a timely manner in accordance with the terms of the Transaction Documents, and the Company shall promptly give the Trustee an Officer's Certificate notifying it of any such failure or delay by it.

                                   ARTICLE VI

                                  SERVICING FEE

        SECTION 6.1. SERVICING COMPENSATION. A monthly servicing fee (the "Series 2001-1 Monthly Servicing Fee") shall be payable to the Master Servicer on each Distribution Date for the preceding Settlement Period, in an amount equal to the product of (a) the Servicing Fee and (b) a fraction the numerator of which is the daily average Series 2001-1 Invested Amount for such Settlement Period and the denominator of which is the daily average of the Aggregate Invested Amounts for such Settlement Period.


                                   ARTICLE VII

                    COVENANTS, REPRESENTATIONS AND WARRANTIES

        SECTION 7.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE MASTER SERVICER. The Company and the Master Servicer hereby represent and warrant to the Trustee and each of the Term Certificateholders that each and all of their respective representations and warranties contained in the Agreement is true and correct in all material respects as of the Issuance Date.

        SECTION 7.2.  COVENANTS OF THE COMPANY.  The Company hereby agrees that:

               (a) it shall observe each and all of its respective covenants (both affirmative and negative) contained in the Agreement in all material respects;

               (b) it shall not terminate the Agreement unless in strict compliance with the terms of the Agreement;

               (c) prior to the date hereof, it has (i) delivered to the Trustee executed copies of software licenses or sublicenses, in a form reasonably acceptable to the Trustee, which grant to the Trustee the right to utilize any of the software owned or licensed by the Servicers that is necessary to perform the collection and administrative functions to be performed by the Trustee under the Transaction Documents, (ii) delivered to the Trustee executed copies of any landlord waivers, in a form reasonably acceptable to the Trustee, that may be reasonably necessary to grant to the Trustee access to any leased premises of the Servicers for which the Trustee may require access to perform the collection and administrative functions to be performed by the Trustee under the Transaction Documents and
(iii) taken all actions reasonably requested by the Trustee in connection with, and to ensure completion of, each of the Servicer Site Review and the Standby Liquidation System; and

               (d) for so long as any Term Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will cause to be provided to any holder of Term Certificates or an interest therein and any prospective purchaser of Term Certificates or an interest therein (which prospective purchaser is designated by any holder of Term Certificates), upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act.

        SECTION 7.3. COVENANTS OF THE MASTER SERVICER. The Master Servicer hereby agrees that it shall observe each and all of its covenants (both affirmative and negative) contained in the Agreement in all material respects. The Master Servicer shall cooperate in good faith to allow the Trustee to use the Master Servicer's available facilities and expertise upon the Master Servicer's termination or default.

        SECTION 7.4.  RESERVED.


                                  ARTICLE VIII

                                  MISCELLANEOUS

        SECTION 8.1. RATIFICATION OF AGREEMENT. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

        SECTION 8.2. GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        SECTION 8.3. FURTHER ASSURANCES. Each of the Company, the Master Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Supplement and the sale of the Term Certificates hereunder, including, without limitation, in the case of the Company, the execution of any financing statements or continuation statements relating to the Receivables and the other Trust Assets for filing under the provisions of the UCC or similar legislation of any applicable jurisdiction.

        SECTION 8.4. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee or any Term Certificateholder, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

        SECTION 8.5. AMENDMENTS. This Supplement may only be amended, supplemented or otherwise modified from time to time if such amendment, supplement or modification is effected in accordance with the provisions of
Section 11.1 of the Agreement.

        SECTION 8.6. SEVERABILITY. If any provision hereof is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

        SECTION 8.7. NOTICES. All notices, requests and demands to or upon any party hereto to be effective shall be given (i) in the case of the Company, the Master Servicer and the Trustee, in the manner set forth in Section 11.5 of the Agreement and (ii) in the case of any other party, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Rating Agencies or to such other address as may be hereafter notified by the respective parties hereto:

        If to Moody's               Moody's Investors Service
                                    99 Church Street
                                    New York, New York 10007
                                    Attention: Sam Pilcer
                                    Telecopier: 212-553-3850

        If to S&P:                  Standard & Poor's Ratings Services
                                    55 Water Street
                                    New York, New York 10041
                                    Attention: Joanne DeSimone
                                    Telecopier: (212) 438-2643

Any notice required or permitted to be mailed to a Term Certificateholder shall be given as provided in Section 4.3.

        SECTION 8.8. COUNTERPARTS. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

        SECTION 8.9.  LIMITATION ON ADDITION AND TERMINATION OF SELLERS.

               (a) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement, no Seller shall be added thereunder unless (subject to the proviso contained in clause (iv) below) each of the following conditions shall have been satisfied:

                     (i) In the case of a proposed addition of a Seller, each of the conditions set forth in Section 3.4 of the Receivables Sale Agreement shall have been satisfied.

                     (ii) The Company shall have received copies of the Policies of such additional Seller, which Policies shall be in form and substance satisfactory to the Company.

                     (iii) The Company shall have received confirmation that there is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting such additional Seller before any Governmental Authority
(A) that could reasonably be expected to have a Material Adverse Effect or (B) that purports to affect the legality, validity or enforceability of this Supplement, the Agreement or any other Transaction Document or any of the transactions contemplated hereby or thereby.

                     (iv) The Company and the Trustee shall have received evidence that the Rating Agency Condition shall have been satisfied with respect to the addition of such Seller.

                     (v) The Trustee shall have received Opinions of Counsel of outside counsel addressed to the Trustee covering matters with respect to such Seller as were covered in the opinions delivered on the Issuance Date with respect to the original Sellers, including "true sale", non-substantive consolidation and perfection opinions.

                     (vi) The Company and the Trustee shall have received a certificate prepared by a Responsible Officer of the Servicer certifying that after giving effect to the addition of such Seller, the Aggregate Target Receivables Amount (including the pro forma effects of the historical performance of the Receivables of such Seller) shall equal the Aggregate Allocated Receivables Amount on the related Effective Date.

               (b) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement, no Seller shall be terminated under Section 9.15 of the Receivables Sale Agreement, in each case unless: (i) no Early Amortization Event, Potential Early Amortization Event or Potential Purchase Termination Event (as defined in the Receivables Sale Agreement)

(other than with respect to the Seller to be so terminated) will have occurred and be continuing after giving effect to such termination and (ii) the Trustee shall have received prior written notice of such termination (which notice shall be accompanied by a pro forma Daily Report confirming that the Aggregate Target Receivables Amount equals the Aggregate Allocated Receivables Amount, each calculated after giving effect to such termination and excluding all Receivables originated by the Seller to be terminated); provided, that in no event shall General Cable Industries, Inc. be terminated as a Seller under Section 9.15 of the Receivables Sale Agreement.

               (c) Upon the termination of a Seller pursuant to Section 9.15 of the Receivables Sale Agreement and the foregoing paragraph (b), the calculation (including, without limitation, for purposes of the pro forma calculations pursuant to paragraph (b) above) of the Aggregate Target Receivables Amount, the Aggregate Allocated Receivables Amount, the Series 2001-1 Required Reserves and all other amounts from which each such amount is directly or indirectly derived shall exclude in each case the Receivables originated by such terminated Seller.


                                   ARTICLE IX

                               FINAL DISTRIBUTIONS

        SECTION 9.1.  CERTAIN DISTRIBUTIONS.

               (a) Not later than 2:00 p.m., New York City time, on the Distribution Date following the date on which the proceeds from the disposition of the Receivables are deposited into the Series 2001-1 Non-Principal Collection Sub-subaccount and the Series 2001-1 Principal Collection Sub-subaccount pursuant to subsection 7.2(b) of the Agreement, the Trustee shall distribute such amounts pursuant to Article III of this Supplement.

               (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, any distribution made pursuant to this Section shall be deemed to be a final distribution pursuant to Section 9.3 of the Agreement with respect to the Term Certificates.


                     {SIGNATURE PAGE TO SERIES 2001-1 SUPPLEMENT FOLLOWS}

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused this Series 2001-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                            GENERAL CABLE CAPITAL FUNDING, INC.



                            By:
                               --------------------------------


                               Name: Stephen J. Smith
                               Title:   Treasurer and Assistant Secretary


                            GENERAL CABLE INDUSTRIES, INC., in its
                            individual capacity and as Master Servicer



                            By:
                               -------------------------------
                               Name: Stephen J. Smith
                               Title:   Vice President - Treasurer


                            THE CHASE MANHATTAN BANK, not in its
                            individual capacity but solely as Trustee



                            By:
                               -------------------------------
                               Name: Patricia Russo
                               Title:   Vice President





                  {SIGNATURE PAGE TO SERIES 2001-1 SUPPLEMENT}

                                                                      Schedule 1

                                                     to Series 2001-1 Supplement



                                 TRUST ACCOUNTS



============================================================
                Account
                -------
------------------------------------------------------------
Series 2001-1 Collection Subaccount
------------------------------------------------------------
Series 2001-1 Principal Collection Sub-subaccount
------------------------------------------------------------
Series 2001-1 Non-Principal Collection Sub-subaccount
------------------------------------------------------------
Series 2001-1 Accrued Interest Sub-subaccount
============================================================

                                                                       EXHIBIT A
                                                     TO SERIES 2001-1 SUPPLEMENT


                   FORM OF CLASS A CERTIFICATE, SERIES 2001-1

                              (Global Certificate)

                         GENERAL CABLE 2001 MASTER TRUST
                     FLOATING RATE TRADE RECEIVABLES-BACKED
                           CERTIFICATE, SERIES 2001-1

DATED: May 9, 2001                           CUSIP:
                                                     --------------------

REGISTERED                                   Initial Invested Amount Represented
NO.  A1-                                     by this Certificate:  $
        ---------                                                   ----------


        For Book-Entry Certificates only:

      UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        For Book-Entry 144A Certificates only:

      INTERESTS IN THIS GLOBAL CERTIFICATE MAY ONLY BE HELD BY QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED).

      For Regulation S Temporary Certificates only:

      THIS GLOBAL CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE FOR
PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933,
AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE AGREEMENT REFERRED TO BELOW. NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE AGREEMENT.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT SUCH CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, IN AN AMOUNT OF AT LEAST U.S. $250,000, AND
(1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (INCLUDING A FOREIGN QUALIFIED INSTITUTIONAL BUYER) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER (INCLUDING A FOREIGN QUALIFIED INSTITUTIONAL BUYER) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S, IN THE FORM OF BENEFICIAL INTERESTS IN THE APPLICABLE REGULATION S GLOBAL CERTIFICATE.

      THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

      EACH PURCHASER AND SUBSEQUENT TRANSFEREE OF ANY CLASS A CERTIFICATE (INCLUDING ANY PURCHASER OF AN INTEREST IN A BOOK-ENTRY CERTIFICATE) WILL BE DEEMED BY SUCH PURCHASE OR ACQUISITION OF ANY SUCH CERTIFICATE TO HAVE REPRESENTED AND WARRANTED ON EACH DAY FROM THE DATE ON WHICH THE PURCHASER ACQUIRES SUCH INTEREST THROUGH AND INCLUDING THE DATE ON WHICH THE PURCHASER DISPOSES OF SUCH INTEREST, EITHER THAT IT IS NOT AND WILL NOT BE (1) AN EMPLOYEE BENEFIT PLAN (INCLUDING A GOVERNMENTAL PLAN WHICH IS SUBJECT TO ANY STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "INTERNAL REVENUE CODE")), RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN WHICH IS SUBJECT TO EITHER TITLE I OF ERISA, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OR

(2) ANY ENTITY WHO IS A BENEFIT PLAN INVESTOR AS DEFINED IN DEPARTMENT OF LABOR REG. Section 2510.3-101(f)(2), INCLUDING A GOVERNMENT PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE.

        Purchasers of this Class A Certificate will be deemed to have made certain representations and warranties set forth in the Series 2001-1 Supplement.

        This Class A Certificate evidences a fractional undivided interest in assets of the

                               GENERAL CABLE 2001 MASTER TRUST

the corpus of which consists primarily of trade obligations of customers of General Cable Industries, Inc. arising under certain accounts.

               (Not an interest in or obligation of General Cable
                Corporation, General Cable Capital Funding, Inc.,
            General Cable Industries, Inc., or any Affiliate thereof)


                               This certifies that


                                    CEDE & CO


(the "Certificateholder") is the registered owner of a fractional undivided interest in the assets of the GENERAL CABLE 2001 MASTER TRUST (the "Trust"), pursuant to the Master Pooling and Servicing Agreement, dated as of May 9, 2001 (as the same may from time to time be amended, amended and restated, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), by and among General Cable Capital Funding, Inc., a Delaware corporation (the "Company"), General Cable Industries, Inc., a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, not in its individual capacity but solely as trustee (in such capacity, the "Trustee") for the Trust, as supplemented by the Series 2001-1 Supplement, dated as of May 9, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Supplement", collectively, with the Pooling and Servicing Agreement, the "Agreement"), by and among the Company, the Master Servicer and the Trustee. Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations and duties evidenced hereby and the rights, duties and obligations of the Trustee. In the event of any conflict or inconsistency between this Class A Certificate and the Agreement, the Agreement shall control in all respects.

A copy of the Agreement may be requested by writing to the Trustee at The Chase Manhattan Bank, Attention: Institutional Trust Services. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

        This Class A Certificate is one of the Series 2001-1 Certificates issued under, and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder, by virtue of its acceptance hereof, assents and is bound.

        The Company has entered into the Agreement, and the Series 2001-1 Certificates have been issued, with the intention that the Series 2001-1 Certificates will qualify under applicable tax law as indebtedness of the Company. The Company and the Certificateholder, by its acceptance of this Class A Certificate, agree to treat the Series 2001-1 Certificates as indebtedness of the Company for purposes of Federal, state and local income and franchise taxes and for purposes of other taxes imposed on or measured by income. For the purposes of this paragraph, references to Certificateholders shall include the beneficial owners of the Class A Certificates and references to Certificates shall include beneficial interests in Certificates.

        The Trust's assets are allocated in part to the Series 2001-1 Certificateholders with the remainder allocated to the Certificateholders of other Series and to the Subordinated Certificate.

        This Class A Certificate is one of a class of Certificates entitled "General Cable 2001 Master Trust, Floating Rate Trade Receivables-Backed Certificates, Series 2001-1," Class A (the "Class A Certificates"). Concurrent with the issuance of the Class A Certificates, the Trust will issue an additional class of Certificates entitled "General Cable 2001 Master Trust, Floating Rate Trade Receivables-Backed Certificates, Series 2001-1," Class B (the "Class B Certificates") and, together with the Class A Certificates, the "Term Certificates"). The Term Certificates represent fractional undivided interests in the assets of the Trust, including the right to receive the amounts set forth in the Agreement, which are payable at the times set forth in the Agreement, out of the sum of (i) the Invested Percentage of the Collections received with respect to the Receivables and of all other funds on deposit in the Collection Account (other than the Series Collection Subaccounts) and (ii) all other funds on deposit in the Series 2001-1 Collection Subaccounts and any subaccounts thereof (the "Series 2001-1 Certificateholders' Interest"). Concurrent with the issuance of the Term Certificates, the Trust will also issue a Subordinated Company Certificate entitled "General Cable 2001 Master Trust, Series 2001-1 Subordinated Company Certificate" (the "Series 2001-1 Subordinated Certificate") representing a fractional undivided interest in the assets of the Trust consisting of the right to receive Collections with respect to Receivables allocated to the Series 2001-1 Certificateholders' Interest and not required to be distributed to or for the benefit of the Term Certificateholders. The Trust's assets are allocated in part to the Term Certificateholders, the holder of the Series 2001-1 Subordinated Certificate, and to the Company as holder of the Exchangeable Company Certificate.

        Interest on the Class A Invested Amount will be distributed to the Class A Certificateholders on each Distribution Date to the person in whose name the Class A Certificate is registered at the close of business on the related Record Date. The interest payable on each

Distribution Date shall be an amount equal to the product of (i) the Class A Certificate Rate for the related Accrual Period, (ii) the Class A outstanding principal amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date) or in the case of the first Distribution Date, the Initial Issuance Date and (iii) the actual number of days in such Accrual Period divided by 360. Interest due but not paid on any Distribution Date (the "Class A Interest Shortfall") will be due on the next Distribution Date, together with interest on such amount equal to the product, for the related Accrual Period (or portion thereof) until such Class A Interest Shortfall is paid, of (A) the Class A Certificate Rate for such Accrual Period ending on such Distribution Date; (B) such Class A Interest Shortfall (or the portion thereof which has not been paid); and (C) the actual number of days in such Accrual Period (or portion thereof) divided by 360.

        On each Distribution Date during the Series 2001-1 Amortization Period, a Series 2001-1 Monthly Principal Payment shall be made from amounts deposited into the Series 2001-1 Principal Collection Sub-subaccount prior to the preceding Settlement Report Date, first, pro rata to the Class A Certificateholders until repayment in full of the Class A Invested Amount on such date, and second, pro rata to the Class B Certificateholders until repayment in full of the Class B Invested Amount. May 8, 2001 The Class A Invested Amount may be otherwise reduced by distributions to the Class A Certificateholders as set forth in the Agreement.

        Distributions with respect to this Class A Certificate shall be paid by the Trustee or its agent in immediately available funds to the holder hereof at the registered address of such holder as provided to the Trustee. Final payment of this Class A Certificate shall be made after due notice of such final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement.

        Final payment of this Class A Certificate shall be made only upon presentation and surrender of this Class A Certificate at the office specified in the notice of final distribution delivered by the Trustee to the Series 2001-1 Certificateholders in accordance with the Agreement.

        This Class A Certificate does not represent an obligation of, an interest in or a guaranty by the General Cable Capital Funding, Inc., General Cable Corporation, General Cable Industries, Inc., or any Affiliate thereof and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment as more specifically set forth in the Agreement.

      A transfer of this Class A Certificate shall be made only as provided in the Agreement and subject to certain limitations therein set forth.

      The Certificateholder hereby agrees that, prior to the date which is one year and one day after the date on which the principal of and all other amounts in respect of the Term Certificates have been repaid in full, it will not institute against, or join any other Person in instituting against, the Company or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

      Subject to the terms and conditions of the Agreement, the Company may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.


                             SIGNATURE PAGES FOLLOW

      IN WITNESS WHEREOF, the Company has caused this Class A Certificate to be duly executed as of the date first above written.


                                      GENERAL CABLE CAPITAL FUNDING, INC.


                                      By:
                                             ----------------------------------
                                      Name:  Stephen J. Smith
                                      Title: Treasurer and Assistant Secretary


                           TRUSTEE'S CERTIFICATE OF AUTHENTICATION
               This is one of the Class A Certificates referred to in the within-mentioned Agreement.


                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee

                                     By:
                                        ---------------------------
                                          Authorized Signatory

                                                                       EXHIBIT B
                                                     TO SERIES 2001-1 SUPPLEMENT


                   FORM OF CLASS B CERTIFICATE, SERIES 2001-1

                        GENERAL CABLE 2001 MASTER TRUST
                     FLOATING RATE TRADE RECEIVABLES-BACKED
                           CERTIFICATE, SERIES 2001-1

DATED: May 9, 2001                         CUSIP:  _______________________

REGISTERED                                 Initial Invested Amount Represented
NO. B-________                             by this Certificate:  $________


        THIS CLASS B CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT SUCH CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, IN AN AMOUNT OF AT LEAST U.S. $500,000, AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.

        THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

        THE CLASS B CERTIFICATES MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED (ANY OF THE FOREGOING, A "TRANSFER") UNLESS THE TRANSFEROR AND TRANSFEREE THEREOF DELIVER LETTERS, IN THE FORMS ATTACHED TO THE SERIES 2001-1 SUPPLEMENT, TO THE EFFECT THAT (i) IN THE CASE OF THE TRANSFEROR, SUCH TRANSFEROR IS TRANSFERRING SUCH CLASS B CERTIFICATES TO SUCH TRANSFEREE, (ii) IN THE CASE OF THE TRANSFEREE, (A) SUCH TRANSFEREE IS ACQUIRING SUCH CLASS B CERTIFICATES FOR ITS OWN ACCOUNT, IS THE SOLE BENEFICIAL OWNER OF SUCH CLASS B CERTIFICATES AND WILL REMAIN THE SOLE BENEFICIAL OWNER OF SUCH CLASS B CERTIFICATES UNTIL SUCH CLASS B CERTIFICATES ARE TRANSFERRED AS PROVIDED IN THE SERIES 2001-1 SUPPLEMENT, (B) SUCH TRANSFEREE IS NOT,

FOR FEDERAL INCOME TAX PURPOSES, A TRUST, ESTATE, PARTNERSHIP OR "S CORPORATION" (AS DEFINED IN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "INTERNAL REVENUE CODE")) OR A "DISREGARDED ENTITY" THE BENEFICIAL OWNER OF WHICH IS ANY OF THE FOREGOING, (C) SUCH TRANSFEREE IS A UNITED STATES PERSON (WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE), AND (D) SUCH TRANSFEREE WILL NOT GRANT A PARTICIPATION IN OR OTHERWISE SIMILARLY SUBDIVIDE ITS BENEFICIAL INTEREST IN SUCH CLASS B CERTIFICATES AND (iii) IN THE CASE OF THE TRANSFEROR AND THE TRANSFEREE, SUCH CLASS B CERTIFICATES HAVE NOT BEEN TRANSFERRED ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE) AND SUCH TRANSFER OTHERWISE CONFORMS TO THE REQUIREMENTS SET FORTH HEREIN AND IN THE SERIES 2001-1 SUPPLEMENT. FURTHER, NO TRANSFER OF A CLASS B CERTIFICATE SHALL BE EFFECTIVE IF, WITHIN FIVE BUSINESS DAYS OF ITS RECEIPT OF THE CLASS B TRANSFEROR AND TRANSFEREE LETTERS, THE TRANSFER AGENT AND REGISTRAR (AS DIRECTED BY THE COMPANY) NOTIFIES THE PURPORTED TRANSFEROR AND TRANSFEREE OF ITS REFUSAL TO RECORD SUCH TRANSFER IN ACCORDANCE WITH THE FOLLOWING SENTENCE. IF, WITHIN SUCH FIVE BUSINESS DAY PERIOD, THE COMPANY NOTIFIES THE TRANSFER AGENT AND REGISTRAR THAT THE COMPANY EITHER KNOWS OR HAS A REASONABLE GOOD FAITH BELIEF THAT ANY REPRESENTATION MADE IN EITHER SUCH LETTER WAS UNTRUE OR INACCURATE AS OF THE DATE MADE, THE TRANSFER AGENT AND REGISTRAR WILL REFUSE TO RECORD SUCH TRANSFER AND WILL IMMEDIATELY NOTIFY THE PURPORTED TRANSFEROR AND TRANSFEREE OF SUCH REFUSAL. IN ADDITION, (i) THE CLASS B CERTIFICATES MAY NOT BE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, WHICH CONSENT WILL NOT BE WITHHELD UNLESS THE COMPANY OBTAINS AN OPINION OF OUTSIDE COUNSEL TO THE EFFECT THAT, IF THE CLASS B CERTIFICATES WERE CHARACTERIZED AS EQUITY INTERESTS IN A PARTNERSHIP, THERE EXISTS A SIGNIFICANT RISK THAT SUCH TRANSFER WOULD RESULT IN SUCH PARTNERSHIP BEING TREATED AS A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION (A "PTP") AND (ii) THE COMPANY MAY, BASED UPON AN OPINION OF OUTSIDE COUNSEL, REQUIRE AS A CONDITION TO ANY TRANSFER OF A CLASS B CERTIFICATE, SUCH LETTERS FROM THE TRANSFEROR AND/OR TRANSFEREE OF A CLASS B CERTIFICATE REGARDING THE CIRCUMSTANCES OF SUCH TRANSFER AS SUCH COUNSEL BELIEVES REASONABLY NECESSARY TO INSURE THAT, IF THE CLASS B CERTIFICATES WERE CHARACTERIZED AS EQUITY INTERESTS IN A PARTNERSHIP, SUCH PARTNERSHIP WOULD NOT BE TREATED AS A PTP.

        EACH PURCHASER AND SUBSEQUENT TRANSFEREE OF ANY CLASS B CERTIFICATE (INCLUDING ANY PURCHASER OF AN INTEREST IN A BOOK-ENTRY CERTIFICATE) WILL BE DEEMED TO REPRESENT AND WARRANT ON EACH DATE FROM THE DATE ON WHICH THE PURCHASER ACQUIRES SUCH INTEREST

THROUGH AND INCLUDING THE DATE ON WHICH THE PURCHASER DISPOSES OF SUCH INTEREST, THAT IT IS NOT AND WILL NOT BE (1) AN EMPLOYEE BENEFIT PLAN (INCLUDING A GOVERNMENTAL PLAN WHICH IS SUBJECT TO ANY STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF THE EMPLOYEE RETIREMENT SECURITY INCOME ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("INTERNAL REVENUE CODE")), RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN WHICH PLAN IS SUBJECT TO EITHER TITLE I OF ERISA, OR SECTION 4975 OF THE INTERNAL REVENUE CODE, OR (2) ANY ENTITY WHO IS A BENEFIT PLAN INVESTOR AS DEFINED IN DEPARTMENT OF LABOR REG. Section 2510.3-101(f)(2) (INCLUDING A GOVERNMENT PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE
CODE).

        THE CLASS B CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT AND THE SERIES 2001-1 SUPPLEMENT.

        Purchasers of this Class B Certificate will be deemed to have made certain representations and warranties set forth in the Series 2001-1 Supplement.

        This Class B Certificate evidences a fractional undivided interest in assets of the

                         GENERAL CABLE 2001 MASTER TRUST

the corpus of which consists primarily of trade obligations of customers of General Cable Industries, Inc. arising under certain accounts.

               (Not an interest in or obligation of General Cable
                Corporation, General Cable Capital Funding, Inc.,
            General Cable Industries, Inc., or any Affiliate thereof)


                               This certifies that

                               -------------------


(the "Certificateholder") is the registered owner of a fractional undivided interest in the assets of the GENERAL CABLE 2001 MASTER TRUST (the "Trust"), pursuant to the Master Pooling and Servicing Agreement, dated as of May 9, 2001 (as the same may from time to time be amended, amended and restated, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), by and among General Cable Capital Funding, Inc., a Delaware corporation (the "Company"), General Cable Industries, Inc., a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, not in its individual capacity but solely as trustee (in such capacity, the "Trustee") for the Trust, as supplemented by the Series 2001-1 Supplement, dated as of May 9, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Supplement", collectively, with the Pooling and Servicing Agreement, the "Agreement"), by and among the Company, the Master Servicer and the Trustee. Although a summary of certain provisions of the Agreement is set forth below, this Class B Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations and duties evidenced hereby and the rights, duties and obligations of the Trustee. In the event of any conflict or inconsistency between this Class B Certificate and the Agreement, the Agreement shall control in all respects. A copy of the Agreement may be requested by writing to the Trustee at The Chase Manhattan Bank, Attention: Institutional Trust Services. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

        This Class B Certificate is one of the Series 2001-1 Certificates issued under, and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder, by virtue of its acceptance hereof, assents and is bound.

        The Company has entered into the Agreement, and the Series 2001-1 Certificates have been issued, with the intention that the Series 2001-1 Certificates will qualify under applicable tax law as indebtedness of the Company . The Company and the Certificateholder, by its acceptance of this Certificate, agree to treat the Series 2001-1 Certificates as indebtedness of the Company for purposes of Federal, state and local income and franchise taxes and for purposes of other taxes imposed on or measured by income. For the purposes of this paragraph, references to the Certificateholders shall include the beneficial owners of the Certificates and references to Certificates shall include beneficial owners in Certificates.

        The Trust's assets are allocated in part to the Series 2001-1 Certificateholders with the remainder allocated to the Certificateholders of other Series and to the Subordinated Certificate.

        This Class B Certificate is one of a class of Certificates entitled "General Cable 2001 Master Trust, Floating Rate Class B Trade Receivables-Backed Certificates, Series 2001-1 Class B" (the "Class B Certificates"). Concurrent with the issuance of the Class B Certificates, the Trust will issue an additional class of Certificates entitled "General Cable 2001 Master Trust, Floating Rate Trade Receivables-Backed Certificates, Series 2001-1 Class A" (the "Class A Certificates") and, together with the Class B Certificates, the "Term Certificates"). The Term Certificates represent fractional undivided interests in the assets of the Trust, including the right to receive the amounts set forth in the Agreement, which are payable at the times set forth in the Agreement, out of the sum of (i) the Invested Percentage of the Collections received with respect to the Receivables and of all other funds on deposit in the Collection Account (other than the Series Collection Subaccounts) and (ii) all other funds on deposit in the Series 2001-1 Collection Subaccounts and any subaccounts thereof (the "Series 2001-1 Certificateholders' Interest").

Concurrent with the issuance of the Term Certificates, the Trust will also issue a Subordinated Company Certificate entitled "General Cable 2001 Master Trust, Series 2001-1 Subordinated Company Certificate" (the "Series 2001-1 Subordinated Certificate") representing a fractional undivided interest in the assets of the Trust consisting of the right to receive Collections with respect to Receivables allocated to the Series 2001-1 Certificateholders' Interest and not required to be distributed to or for the benefit of the Term Certificateholders. The Trust's assets are allocated in part to the Term Certificateholders, the holder of the Series 2001-1 Subordinated Certificate, and to the Company as holder of the Exchangeable Company Certificate.

        Interest on the Class B Invested Amount will be distributed to the Class B Certificateholders on each Distribution Date to the person in whose name the Class B Certificate is registered at the close of business on the related Record Date. The interest payable on each Distribution Date shall be an amount equal to the product of (i) the Class B Certificate Rate for the related Accrual Period,
(ii) the Class B outstanding principal amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date) or in the case of the first Distribution Date, the Initial Issuance Date and (iii) the actual number of days in such Accrual Period divided by 360. Interest due but not paid on any Distribution Date (the "Class B Interest Shortfall") will be due on the next Distribution Date, together with interest on such amount equal to the product, for the related Accrual Period (or portion thereof) until such Class B Interest Shortfall is paid, of (A) the Class B Certificate Rate for such Accrual Period ending on such Distribution Date; (B) such Class B Interest Shortfall (or the portion thereof which has not been paid); and (C) the actual number of days in such Accrual Period (or portion thereof) divided by 360.

        On each Distribution Date during the Series 2001-1 Amortization Period, a Series 2001-1 Monthly Principal Payment shall be made from amounts deposited into the Series 2001-1 Principal Collection Sub-subaccount prior to the preceding Settlement Report Date, first, pro rata to the Class A Certificateholders until repayment in full of the Class A Invested Amount on such date, and second, pro rata to the Class B Certificateholders until repayment in full of the Class B Invested Amount. The Class B Invested Amount may be otherwise reduced by distributions to the Class B Certificateholders as set forth in the Agreement.

        Distributions with respect to this Class B Certificate shall be paid by the Trustee or its agent in immediately available funds to the holder hereof at the registered address of such holder as provided to the Trustee. Final payment of this Class B Certificate shall be made after due notice of such final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement.

        Final payment of this Class B Certificate shall be made only upon presentation and surrender of this Class B Certificate at the office specified in the notice of final distribution delivered by the Trustee to the Series 2001-1 Certificateholders in accordance with the Agreement.

        This Class B Certificate does not represent an obligation of, an interest in or a guaranty by the General Cable Capital Funding, Inc., General Cable Corporation, General Cable Industries, Inc., or any Affiliate thereof and is not insured or guaranteed by any governmental agency or instrumentality. This Class B Certificate is limited in right of payment as more specifically set forth in the Agreement.

        A transfer of this Class B Certificate shall be made only as provided in the Agreement and subject to certain limitations therein set forth.

        The Certificateholder hereby agrees that, prior to the date which is one year and one day after the date on which the principal of and all other amounts in respect of the Term Certificates have been repaid in full, it will not institute against, or join any other Person in instituting against, the Company or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

        Subject to the terms and conditions of the Agreement, the Company may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

        THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

                             SIGNATURE PAGES FOLLOW

      IN WITNESS WHEREOF, the Company has caused this Class B Certificate to be duly executed as of the date first above written.


                                    GENERAL CABLE CAPITAL FUNDING, INC.


                                    By:
                                           -----------------------------------
                                    Name:  Stephen J. Smith
                                    Title: Treasurer and Assistant Secretary




                      TRUSTEE'S CERTIFICATE OF AUTHENTICATION
               This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                              THE CHASE MANHATTAN BANK, not in its individual capacity but solely as Trustee

                              By:
                                 --------------------------------
                                       Authorized Signatory

                                                                       EXHIBIT C
                                                     TO SERIES 2001-1 SUPPLEMENT

             FORM OF SERIES 2001-1 COMPANY SUBORDINATED CERTIFICATE


                        GENERAL CABLE 2001 MASTER TRUST
                 SERIES 2001-1 COMPANY SUBORDINATED CERTIFICATE


DATED: May 9, 2001


        THIS SUBORDINATED CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THE SUBORDINATED CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

        THIS SUBORDINATED CERTIFICATE IS NOT PERMITTED TO BE SOLD, TRANSFERRED, ASSIGNED, EXCHANGED, PLEDGED OR OTHERWISE CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE MASTER POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THIS SUBORDINATED CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE TERM CERTIFICATES AS DESCRIBED IN THE MASTER POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

        This Subordinated Certificate represents an interest in certain assets of the

                         GENERAL CABLE 2001 MASTER TRUST

the corpus of which consists primarily of trade obligations of customers of General Cable Industries, Inc. ("GCI") arising under certain accounts.

        (Not an interest in or obligation of General Cable Corporation, GCI, General Cable Capital Funding, Inc., or any Affiliate thereof).

        This certifies that General Cable Capital Funding, Inc., a Delaware corporation ("Company"), is the registered owner of a fractional undivided interest in the assets of the General Cable 2001 Master Trust (the "Trust") not allocated to the Investors' Interest, pursuant to the Master Pooling and Servicing Agreement dated as of May 9, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Pooling Agreement"), by and among the Transferor, General Cable Industries, Inc., as Master Servicer, and The Chase Manhattan Bank, as trustee (the "Trustee") as supplemented by the Series 2001-1 Supplement, dated as of May 9, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Supplement", and together with the Pooling Agreement, the "Agreement"). Although a summary of certain provisions of the Agreement is set forth below, this Subordinated Certificate does not purport to summarize the Agreement and is qualified in its entirety by reference to the Agreement; without limiting the generality of the foregoing, reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Chase Manhattan Bank, Attention: Institutional Trust Services. Capitalized terms defined in the Agreement and used herein without definition have the meanings ascribed to them in the Agreement.

        This Subordinated Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Subordinated Certificate by virtue of its acceptance hereof assents and is bound.

        This Subordinated Certificate is the Subordinated Company Certificate entitled "Series 2001- 1 Subordinated Certificate" (the Subordinated Certificate") representing a fractional undivided interest in the assets of the Trust consisting of the right to receive Collections allocated to the Certificateholders' Interest and not required to be distributed to or for the benefit of the Term Certificateholders. Concurrent with the issuance of the Subordinated Certificate, the Trust shall also issue two Classes of Certificates entitled "General Cable 2001 Master Trust, Floating Rate Trade Receivables-Backed Participation Certificate, Series 2001-1, Class A" (the "Class A Certificates") and "General Cable 2001 Master Trust, Floating Rate Class B Trade Receivables-Backed Certificate, Series 2001-1, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Term Certificates"). The Term Certificates represent a fractional undivided interest in the assets of the Trust, including the right to receive the amounts set forth in the Agreement, which are payable at the times set forth in the Agreement, out of the sum of (i) the Invested Percentage of the Collections and of all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series Collection Subaccount and any subaccounts thereof (the "Series 2001-1 Certificateholders' Interest". The Trust's assets are allocated in part to the Term Certificateholders and the Subordinated Certificateholder with the remainder allocated to Certificateholders of other Series, if any, and to the Company as holder of the Exchangeable Company Certificate.

        The aggregate interest represented by the Subordinated Certificate at any time in the assets of the Trust shall not exceed an amount equal to the Subordinated Certificate Amount at the time. The Subordinated Certificate Amount on any date of determination shall be an amount equal to the Series 2001-1 Allocated Receivables amount on such date minus the Series 2001-1 Adjusted Invested Amount on such date.

        Distributions with respect to this Subordinated Certificate shall be paid monthly, but only to the extent provided under the Agreement, on each Distribution Date by the Trustee, to the holder of the Subordinated Certificate. Final payment of this Subordinated Certificate shall be made only upon presentation and surrender of this Subordinated Certificate at the office or agency specified in the notice of the final distribution delivered by the Trustee to the holder of the Subordinated Certificate in accordance with the Agreement.

        This Subordinated Certificate does not represent an obligation of, or an interest in, the Company, the Master Servicer or any Affiliate of either of them.

        This Certificate is not permitted to be sold, transferred, assigned, exchanged, pledged or otherwise conveyed except in accordance with the Agreement.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Subordinated Certificate shall not be entitled to any benefit under the Agreement referred to on the reverse side hereof, or be valid for any purpose.

      THIS SUBORDINATED CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

                             SIGNATURE PAGES FOLLOW

        IN WITNESS WHEREOF, the Company has caused this Subordinated Certificate to be duly executed as of the date first above written.


                                  GENERAL CABLE CAPITAL FUNDING, INC.


                                  By:
                                         ----------------------------------
                                  Name:  Stephen J. Smith
                                  Title: Treasurer and Assistant Secretary



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This is the Subordinated Certificate referred to in the within-mentioned Agreement.


                              THE CHASE MANHATTAN BANK, not in its individual capacity but solely as Trustee


                              By:
                                 ---------------------------------
                                      Authorized Signatory

                                                                       EXHIBIT D
                                                     TO SERIES 2001-1 SUPPLEMENT


                              FORM OF DAILY REPORT

                                                                       EXHIBIT E
                                                     TO SERIES 2001-1 SUPPLEMENT


                      FORM OF MONTHLY SETTLEMENT STATEMENT

                                                                     EXHIBIT F-1
                                                     TO SERIES 2001-1 SUPPLEMENT

         FORM OF PURCHASER LETTER TO BE DELIVERED BY CLASS B PURCHASERS


The Chase Manhattan Bank as Transfer Agent and Registrar 450 West 33rd Street New York, NY 10001 Attention: Institutional Trust Services

General Cable Capital Funding, Inc.
1105 N. Market Street
Suite 1300
Wilmington, DE  19899


      We are delivering this letter in connection with a purchase/transfer of $___________ of the Floating Rate Trade Receivables-Backed Certificates, Series 2001-1, Class B (the "Certificates") issued by General Cable 2001 Master Trust (the "Trust") created under the Master Pooling and Servicing Agreement, dated as of May 9, 2001 (the "Pooling Agreement") among General Cable Capital Funding, Inc., a Delaware corporation (the "Company"), General Cable Industries, Inc., a Delaware corporation ("GCI"), and The Chase Manhattan Bank, as trustee (the "Trustee"), and the Series 2001-1 Supplement, dated as of May 9, 2001 (the "Supplement"), to the Pooling Agreement among the Company, GCI and the Trustee. Capitalized Terms used herein without definition shall have the meanings given to them in the Pooling Agreement and the Supplement.

      We hereby confirm that:

        (i) we are taking delivery of the Certificates in an amount of at least U.S. $500,000 for our own account;

        (ii)   we are not and will not be an ERISA Entity.

      We have received a copy of the Offering Memorandum dated _____ __, 2001 (the "Memorandum") and we have been afforded access to information to enable us to evaluate our investment in the Certificates and we acknowledge receipt of such information and further acknowledge that we have been afforded the opportunity (i) to ask such questions as we have deemed necessary of, and to receive answers from, representatives of the Company or persons acting on its behalf concerning the terms and conditions of the offering of the Certificates and the merits and risks of investing in the Certificates and (ii) to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information.

      We understand that the Certificates are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Certificates have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each

                                     F-1-1
account for which we acquire any Certificates, that such Certificates may be resold, pledged or transferred only in a transaction meeting the requirements of Rule 144A ("Rule 144A") under the Securities Act, to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) that purchases for its own account or for the account or accounts of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A.

      We understand that the Transfer Agent and Registrar will not be required to accept for registration or transfer any Certificates, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that any Certificates purchased by us will be in the form of definitive physical certificates and that such Certificates will, for so long as required by applicable law, bear a legend reflecting the substance of the foregoing restrictions on transfer.

      We acknowledge that the Transfer Agent and the Registrar and the Company will rely upon our confirmations, acknowledgments and agreements set forth herein.

      THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                                         -----------------------------------
                                         (Name of Purchaser)

                                         By:
                                             --------------------------------
                                         Name:
                                         Title:
                                         Address:



                                     F-1-2

                                                                     EXHIBIT F-2
                                                     TO SERIES 2001-1 SUPPLEMENT



         FORM OF CLASS B TRANSFEROR LETTER TO BE DELIVERED IN CONNECTION
                     WITH TRANSFERS OF CLASS B CERTIFICATES


  The Chase Manhattan Bank
    as Transfer Agent and Registrar
  450 West 33rd Street
  New York, NY  10001
  Attention:  Institutional Trust Services

  General Cable Capital Funding, Inc.
  1105 N. Market Street
  Suite 1300
  Wilmington, DE  19899

        We are delivering this letter in connection with a purchase of transfer of $___________ of the Trade Receivables-Backed Certificates, Series 2001-1, Class B (the "Certificates") issued by General Cable 2001 Master Trust (the "Trust") created under the Pooling and Services Agreement, dated as May 9, 2001 (the "Pooling Agreement") among General Cable Capital Funding, Inc., a Delaware corporation (the "Company"), General Cable Industries, Inc., a Delaware corporation ("GCI"), and The Chase Manhattan Bank, as trustee (the "Trustee"), and the Series 2001-1 Supplement, dated as of May 9, 2001 (the "Series 2001-1 Supplement"), to the Pooling Agreement among the Company, GCI and the Trustee. Capitalized Terms used herein without definition shall have the meanings given to them in the Pooling Agreement.

        Transferee hereby represents and warrants that:

               (i) Transferee has acquired $________ of Class B Certificates from Name of Transferor ("Transferor") on _______ ___, ____ for its own account, Transferee is the sole beneficial owner of such Class B Certificates and Transferee will remain the sole beneficial owner of such Class B Certificates until such Class B Certificates are transferred pursuant to the Pooling Agreement;

               (ii) Transferee is not a trust, estate, partnership, or "S Corporation" (within the meaning of Section 1361(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for United States federal income tax purposes or a "disregarded entity" the beneficial owner of which is any of the foregoing;


                                     F-2-1

               (iii) Transferee is a United States Person (within the meaning of section 7701(a)(30) of the Code);

               (iv) Transferee will not grant a participation in or otherwise similarly subdivide its beneficial interest in such Class B Certificates;

               (v) Such Class B Certificates have not been transferred on or through an "established securities market" within the meaning of Section 7704(b) of the Code;

               (vi) Such transfer otherwise conforms to the requirements set forth in the Pooling Agreement and in the Series 2001-1 Supplement;

               (vii) Transferee is not and will not be (1) an employee benefit plan or plan which is subject to Title I of ERISA and/or Section 4975 of the Code (including, without limitation, a governmental plan which is subject to any federal, state or local law that is substantially similar to the provisions of
Section 406 of ERISA or Section 4975 of the Code), or (2) any entity who is a "benefit plan investor" as defined in Department of Labor Reg. Section 2510.3-101(f)(2); and

               (viii) Transferee will not transfer the Class B Certificates described herein to any person, except as permitted by the legend set forth on the Class B Certificates.

        In addition, by signing this Class B Transferee Letter, Transferee hereby acknowledges that the Transfer Agent and Registrar may refuse to register Transferor's transfer of the Class B Certificates described herein to Transferee, and consequently, such transfer shall not be effective, if (x) the Company has notified the Transfer Agent and Registrar that the Company either knows or has a reasonable, good faith belief, that any representation made herein or in the related Class B Transferor Letter was untrue or inaccurate as of the date made and (y) the Transfer Agent and Registrar properly notifies Transferor and Transferee of its refusal to record such transfer of the Class B Certificates within the time allowed for providing such notification.


                                            (Name of Purchaser)


                                            By:
                                                  ----------------------------
                                            Name:
                                            Title:
                                            Address:


                                     F-2-2

                                                                       EXHIBIT G
                                                     TO SERIES 2001-1 SUPPLEMENT


                                    RESERVED

                                                                       EXHIBIT H
                                                     TO SERIES 2001-1 SUPPLEMENT


                                    RESERVED

                                                                       EXHIBIT I
                                                     TO SERIES 2001-1 SUPPLEMENT

               FORM OF CERTIFICATE FOR EXCHANGE OR TRANSFER FROM
             TEMPORARY REGULATION S GLOBAL CERTIFICATE TO PERMANENT
                        REGULATION S GLOBAL CERTIFICATE

Euroclear and Clearstream Banking


        Re:    General Cable 2001 Master Trust
               Floating Rate Trade Receivables-Backed Certificates Series 2001-1, Class A (the "Securities")


                                                  CUSIP No._____ ISIN:_________

        Reference is made to the General Cable 2001 Master Trust (the "Trust") created under the Master Pooling and Servicing Agreement dated as of May __, 2001 (as amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among General Cable Capital Funding, Inc., a Delaware corporation (the "Company"), General Cable Industries, Inc., a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"), and the Series 2001-1 Supplement, dated as of May __, 2001 (as amended, supplemented or otherwise modified from time to time the "Series 2001-1 Supplement"), to the Pooling Agreement, among the Company, the Master Servicer and the Trustee. Capitalized terms used herein without definition shall have the meanings given to them in the Pooling Agreement and the Series 2001-1 Supplement.

        (a) For purposes of acquiring a beneficial interest in the Permanent Regulation S Global Certificate upon the expiration of the Distribution Compliance Period, For purposes of receiving payments under the Temporary Regulation S Global Certificate , the undersigned holder of a beneficial interest in the Temporary Regulation S Global Certificate issued under the Pooling Agreement and the Series 2001-1 Supplement certifies that as of the date hereof, and except as set forth below, the above-captioned Securities:

               (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to the United States Federal income taxation regardless of its source ("United States persons");

               (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section

1.165- 12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or

               (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1. 163- 5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

        (b) If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below:

               (i) in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Securities are owned by (x) non-U.S. person(s)(and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act. As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

        (c) As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

        (d) We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

        (e) This certification excepts and does not relate to $_______ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

        (f) We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Date: ________________200_. Not earlier than 15 days prior to the Certification Event to which the certification relates.

By:
    ---------------------------------

Name:
     --------------------------------

Title:
      -------------------------------


As, or as agent for, the beneficial owner(s) of the Securities to which this certificate relates.

                                                                       Exhibit J
                                                     TO SERIES 2001-1 SUPPLEMENT



                FORM OF EUROCLEAR/CLEARSTREAM BANKING CERTIFICATE


The Chase Manhattan Bank, as Trustee
450 West 33rd Street
New York, New York 10001

               Re:    General Cable 2001 Master Trust
                      Floating Rate Trade Receivables-Backed Certificates Series 2001-1, Class A (the "Securities")

        (a) This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Master Pooling and Servicing Agreement dated as of May 9, 2001 (as amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among General Cable Capital Funding, Inc., a Delaware corporation (the "Company"), General Cable Industries, Inc, a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"), and the Series 2001-1 Supplement, dated as of May 9, 2001 (as amended, supplemented or otherwise modified from time to time, the "Series 2001-1 Supplement"), to the Pooling Agreement, among the Company, the Master Servicer and the Trustee, as of the date hereof, the principal amount of the above-captioned Securities:

               (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons");

               (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1. 165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of
Section 1650(3)(,A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder); or

               (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1. 163- 5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

        (b) If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act") then this is also to certify with respect to the principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Pooling Agreement or the Series 2001-1 Supplement.

        (c)    We further certify:

               (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications; and

               (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

        (d) We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:____________, 200_
                                 EUROCLEAR BANKING
                                 CLEARSTREAM BANKING, societe anonyme


                                 By:
                                     -------------------------------
                                         Name:
                                         Title:


                                      J-2